Exhibit 10.29

TRUST INDENTURE

between

DEVELOPMENT AUTHORITY OF FULTON COUNTY

and

SUNTRUST BANK

as Trustee

Dated as of December 1, 2002

Authorizing the Issuance of

$40,000,000 in Aggregate Principal Amount of

Development Authority of Fulton County

Taxable Economic Development Revenue Bonds

(ADESA Atlanta, LLC Project)

Series 2002

TRUST INDENTURE

THIS TRUST INDENTURE (the “Indenture”) dated as of December 1, 2002, made and entered into by and between the DEVELOPMENT AUTHORITY OF FULTON COUNTY, a public body corporate and politic created and existing under the laws of the State of Georgia (the “Issuer”) and SUNTRUST BANK, a state banking corporation organized and existing under the laws of the State of Georgia having power and authority to accept and execute trusts, and having its principal offices in Atlanta, Georgia (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Issuer has been duly created and is existing as a public body corporate and politic and an instrumentality of the State of Georgia and a public corporation pursuant to the provisions of the Act (as hereinafter defined); and

WHEREAS, the Issuer has been created pursuant to the provisions of the Act to develop and promote for the public good and general welfare trade, commerce, industry and employment opportunities and to promote the general welfare of the State of Georgia; and in furtherance of such purposes, the Issuer is empowered to issue its revenue obligations, in accordance with the Act for the purpose of acquiring, constructing and installing any “project” (as defined in the Act) for lease or sale to prospective tenants or purchasers in furtherance of the public purposes for which it was created; and

WHEREAS, after careful study and investigation the Issuer, in furtherance of the purposes for which it was created, has entered into a lease agreement (the “Lease”), dated as of even date herewith, with ADESA Atlanta, LLC (the “Lessee”), a limited liability company organized and existing under the laws of the State of New Jersey pursuant to which the Issuer has agreed to acquire, construct and install the Project (as defined in the Lease), including the real property owned by the Issuer, for the use and occupancy of the Lessee under the Lease and in consideration of which the Lessee has agreed to pay the Issuer specified rental payments and other payments; and

WHEREAS, after careful investigation, the Issuer has found and does hereby declare that it is in the best interest of the citizens of Fulton County, that the Project be acquired, constructed, installed and leased to the Lessee for the purposes stated in the Lease, all in keeping with the public purpose for which the Issuer was created; and

WHEREAS, Plans and Specifications for the Project have been prepared by the Lessee, and it is estimated that the amount necessary to finance the cost of the Project, including expenses incidental thereto, will not exceed $40,000,000; and

WHEREAS, the most feasible method of financing the cost of the Project is through the issuance hereunder of Development Authority of Fulton County, Taxable Economic Development Revenue Bonds, (ADESA Atlanta, LLC Project) Series 2002, in the aggregate notational principal of $40,000,000, provided that said may be reduced based on the aggregate total amount of any and all payments made by the Purchaser (as hereinafter defined) in consideration of the sale of such Bonds under and pursuant to the Bond Purchase Agreement (the “2002 Bonds”); and

WHEREAS, it is anticipated that additional moneys may be necessary to finance the cost of (a) completing the acquisition, construction and installation of the Project, (b) providing for the enlargement, improvement, expansion or replacement of the Project, (c) refunding any bonds issued under this Indenture, or (d) any combination of the foregoing, and provision should be made for the issuance from time to time of Additional Bonds which shall be equally and ratably secured hereunder with the 2002 Bonds (the 2002 Bonds and such Additional Bonds being hereinafter collectively referred to as the “Bonds”); and

WHEREAS, the 2002 Bonds will be delivered to and paid for by the Purchaser in multiple installments as and when moneys are required to complete the acquisition, construction and installation of the Project, and the provisions of this Indenture are to be liberally read and construed in a manner which facilitates such approach to delivery and payment; and

WHEREAS, the Issuer will receive rental payments and other payments from the Lessee, which revenues, together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project, shall be pledged together with the Lease (except for certain “Unassigned Rights” as hereinafter defined) as security for the payment of the principal of, premium, if any, and interest on the 2002 Bonds; and

WHEREAS, all things necessary to make the 2002 Bonds, when authenticated by the Trustee and issued and delivered as in this Indenture provided, the valid, binding and legal obligations of the Issuer, according to the import thereof, and to create a valid assignment and pledge of the rental payments and other payments derived from the Lease to the payment of the principal of and interest on the Bonds and a valid assignment of all the right, title and interest of the Issuer in the Lease, have been done and performed, and the execution and delivery of this Indenture and the execution, issuance and delivery of the 2002 Bonds, subject to the terms hereof, have in all respects been duly authorized;

NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS, THIS INDENTURE WITNESSETH:

The Issuer, in consideration of the premises and of the purchase and acceptance of the 2002 Bonds by the holders and owners thereof, and of the sum of ONE DOLLAR ($1.00), lawful money of the United States of America, to it duly paid by the Trustee, at or before the execution and delivery of these presents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in order to secure the payment of the principal of, premium, if any, and interest on such Bonds according to their tenor and effect and to insure the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds, has given, granted, bargained, sold, conveyed, transferred, pledged, and assigned, and does by these presents, give, grant, bargain, sell, convey, transfer, pledge, and assign to the Trustee for the benefit of the holders from time to time of the 2002 Bonds and any Additional Bonds to be issued hereunder and their successors and assigns forever:

GRANTING CLAUSE FIRST

All right, title and interest of the Issuer in the Lease (except for Unassigned Rights) and the Bond Purchase Agreement, and all amendments, modifications and renewals thereof.

GRANTING CLAUSE SECOND

All rental payments and other payments to be received pursuant to the Lease, together with all other rents, revenues and receipts arising out of or in connection with the Issuer’s ownership of the Project (except for Unassigned Rights), and all amendments, modifications and renewals thereof.

GRANTING CLAUSE THIRD

All amounts on deposit from time to time in the Project Fund and the Bond Fund, subject to the provisions of this Indenture permitting the application thereof for the purposes and on the terms and conditions set forth herein.

GRANTING CLAUSE FOURTH

Any and all other property of every name and nature (including, without limitation, any additional lease or leases covering the Project) from time to time hereafter by delivery or by writing of any kind, given, granted, pledged, assigned, conveyed, mortgaged or transferred, as and for additional security hereunder, by the Issuer or by anyone in its behalf or with its written consent, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof.

TO HAVE AND TO HOLD all and singular the same with all privileges and appurtenances hereby granted, bargained, sold, conveyed, assigned, pledged, mortgaged and transferred or agreed or intended so to be, whether now owned or hereafter acquired, to the Trustee and its successors in said trusts and to them and assigns;

IN TRUST NEVERTHELESS, upon the terms herein set forth for the equal and proportionate benefit, security and protection of all present and future holders and owners of the 2002 Bonds and any Additional Bonds without privilege, priority or distinction as to the lien or security interest or otherwise of any holder of any of the 2002 Bonds and any Additional Bonds over any other holder thereof except as herein expressly provided, and such pledged property shall immediately be subject to the security interest, charge and lien hereof without any physical delivery thereof or any further act, and said security interest, charge and lien shall be valid and binding against the Issuer and against all parties having claims of any kind against the Issuer whether such claims have arisen in contract, tort or otherwise and irrespective of whether such parties have notice thereof, and said security interest, charge and lien shall constitute a first security interest, charge, and lien securing the payment of the principal of, premium, if any, and interest on the Bonds;

PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, shall well and truly pay, or cause to be paid, the principal of, premium, if any, and interest on the 2002 Bonds and any Additional Bonds, at the times and in the manner mentioned in the 2002 Bonds and any

Additional Bonds according to the true intent and meaning thereof, or shall provide, as permitted hereby, for the payment thereof and shall well and truly keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, then upon such final payment this Indenture and the rights hereby granted and liens hereby created shall cease, determine, and be void; otherwise this Indenture and said rights and liens to be and remain in full force and effect.

THIS INDENTURE FURTHER WITNESSETH, and it is expressly declared, that the 2002 Bonds and any Additional Bonds issued and secured hereunder are to be issued and delivered, and all said property, rights, and interest, including, without limitation, the amounts hereby assigned and pledged, are to be dealt with and disposed of, under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Issuer has agreed and covenanted, and does hereby agree and covenant, with the Trustee and the respective holders and owners, from time to time, of the 2002 Bonds and any Additional Bonds, as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Lease. The following words and phrases and others evidently intended as the equivalent thereof shall, in the absence of clear implication herein otherwise, be given the following meanings:

“Act” means the Development Authorities Law (O.C.G.A. §§36-62-1 et seq.), as heretofore and hereafter amended.

“Additional Bonds” means any additional bonds authorized and issued by the Issuer pursuant to Section 208 hereof.

“Authenticating Agent” means the Authenticating Agent designated pursuant to Section 1508 hereof.

“Bond Agents” means the Paying Agent, the Authenticating Agent, the Bond Registrar, the Trustee, any co-trustee and any other similar agents appointed by the Issuer or the Trustee with the prior written consent of the Lessee. Any Person may serve in the capacity of more than one of such Bond Agents.

“Bond Counsel” means Alston & Bird LLP, Atlanta, Georgia or its successors, or if such firm is no longer a nationally recognized firm in the area of municipal finance, or declines to serve in such capacity, then said other counsel which is nationally recognized in the area of municipal finance selected by the Issuer and acceptable to the Lessee and the Trustee.

“Bond Fund” means the fund created by Section 502 of this Indenture.

“Bond Purchase Agreement” means the contract of even date herewith among the Issuer, the Lessee and the Purchaser pursuant to which the Issuer has agreed to sell, and the Purchaser has agreed to purchase, the 2002 Bonds, in accordance with the provisions thereof, as the same may be amended or supplemented in accordance with its terms.

“Bonds” means collectively, the 2002 Bonds and any Additional Bonds.

“Bondholder”, “holder” or “owner” when used with respect to the Bonds, means the registered owner of any Bond.

“Bond Registrar” means the Trustee designated as Bond Registrar pursuant to Section 1508 hereof, or any other Person designated by the Issuer as successor Bond Registrar pursuant to the terms hereof.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday or a day on which banking institutions in the City in which the principal office of the Trustee, the Lessee or Paying Agent are not required or authorized by law to close.

“Closing Date” means the date of the original issuance and sale of any series of Bonds.

“Code” means the Internal Revenue Code of 1986, as amended, and all applicable rulings and regulations (including temporary and proposed regulations) thereunder.

“Counsel” means an attorney or firm thereof who is duly licensed to practice before the highest court of at least one state in the United States of America.

“County” means Fulton County, Georgia, a political subdivision of the State of Georgia, and any public entity, body or issuer to which is hereafter transferred or delegated by law the duties, powers, authorities, obligations, or liabilities of the present political subdivision.

“Event of Default” means any Event of Default under this Indenture, as specified in and defined by Section 1001 hereof.

“Extraordinary Services” and “Extraordinary Expenses” means services and expenses hereunder other than Ordinary Services, or Ordinary Expenses, respectively.

“Fixed Rate” means five percent (5%) per annum.

“Governmental Obligations” means (a) direct obligations of the United States of America for payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of, premium, if any, and interest on which is fully and unconditionally guaranteed as a full faith and credit obligation by the United States of America.

“Home Office Payment Agreement” means any home office payment agreement entered into in accordance with the provisions of Section 202(c) hereof, as the same may be amended or supplemented in accordance with its terms.

“Independent Auditor” means an independent certified public accountant, or firm thereof, of recognized standing who or which does not devote his or her or its full time to either the Issuer or the Lessee (but who or which may be regularly retained by either).

“Interest Payment Date” means the first day of each December, commencing on December 1, 2003.

“Issuer” means the Development Authority of Fulton County, a body corporate and politic, duly created and existing under the Act, and its successors and assigns.

“Lease” means that certain Lease Agreement dated as of December 1, 2002 between the Issuer and the Lessee, as the same may be amended or supplemented in accordance with its terms.

“Lease Documents” means the Lease, the Guaranty, the Security Deed and the Bond Purchase Agreement, as the same may hereafter be modified, amended or supplemented in accordance with their respective terms.

“Lessee” means ADESA Atlanta, LLC, a limited liability company, organized and existing under the laws of the State of New Jersey and its permitted successors and assigns under the Lease.

“Maturity Date” means December 1, 2017.

“Nationally Recognized Bond Counsel” means an attorney or a firm of attorneys of nationally recognized standing in matters pertaining to the tax-exempt nature of interest on bonds issued by states and their political subdivisions, duly admitted to the practice of law before the highest court of any state of the United States of America.

“Ordinary Services” and “Ordinary Expenses” means those services normally rendered and those expenses normally incurred by a Person in the capacity of a trustee under instruments similar to this Indenture and for which no payment over and above any agreed payment schedule from the Issuer or the Lessee to the Trustee is required.

“Outstanding” or “Bonds Outstanding” means all Bonds which have been issued pursuant to this Indenture, except:

(a) Bonds canceled in accordance with Section 307 hereof prior to maturity;

(b) portions of Bonds to the extent that partial redemption or cancellation thereof has been noted thereon in accordance with Section 306 hereof;

(c) Bonds for the payment or redemption of which cash funds or Government Obligations shall have been theretofore deposited with the Trustee (whether upon or prior to the maturity or redemption date of any such Bonds); provided, that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee shall have been filed with the Trustee; and

(d) Bonds in lieu of which others have been authenticated under Section 207 hereof.

“Paying Agent” means the Paying Agent designated pursuant to Section 1508 hereof, or any other Person designated by the Issuer as successor Paying Agent pursuant to the terms hereof.

“Payment Office” means the payment office of the Trustee set forth in Section 1504 hereof, and any different office designated by the Trustee in accordance with the provisions of Section 1504 hereof, which shall be used for the payment of the Bonds.

“Permitted Investments” means any of the following which at the time of investment are legal investments under the laws of the State of Georgia for the monies proposed to be invested therein:

(a) bonds or obligations of the State of Georgia, or of any county, municipality or political subdivision of the State of Georgia;

(b) bonds or other obligations of the United States or subsidiary corporations of the United States government which are fully guaranteed by such government;

(c) obligations of agencies of the United States government issued by the Federal Land Bank, the Federal Home Loan Bank, the Federal Intermediate Credit Bank and the Central Bank for Cooperatives;

(d) bonds or other obligations issued by any public housing agency or municipality in the United States, which such bonds or obligations are fully secured as to the payment of both principal and interest by a pledge of annual contributions under an annual contributions contract or contracts with the United States government, or project notes issued by any public housing agency, urban renewal agency, or municipality in the United States and secured as to payment of both principal and interest by a requisition, loan, or payment agreement with the United States government;

(e) certificates of deposit of national or state banks located within the State of Georgia which have deposits insured by the Federal Deposit Insurance Corporation and certificates of deposit of federal savings and loan associations and state building and loan or savings and loan associations located within the State of Georgia which have deposits insured by the Federal Savings and Loan Insurance Corporation or the Georgia Credit Union Deposit Insurance Corporation (including the certificates of deposit of any bank, savings and loan association, or building and loan association acting as custodian or trustee for any proceeds of the Bonds); provided, however, that the portion of such certificates of deposit in excess of the amount insured by the Federal Deposit Insurance Corporation, the Federal Savings and Loan Insurance Corporation, or the Georgia Credit Union Deposit Insurance Corporation, if any, shall be secured by deposit with the Federal Reserve Bank of Atlanta, Georgia, or with any national or state bank or federal savings and loan association or state building and loan or savings and loan association located within the State, of one or more of the following securities in an aggregate principal amount equal at least to the amount of such excess: direct and general obligations of the State of Georgia, or of any county, municipality corporation in the State of Georgia, or obligations included in subsections (b), (c), or (d) above;

(f) securities of or other interests in any no-load, open-end management type investment company or investment trust registered under the Investment Company Act of 1940, as from time to time amended, or any common trust fund maintained by any bank or trust company which holds such proceeds as trustee or by an affiliate thereof so long as:

(1) the portfolio of such investment company or investment trust or common trust fund is limited to the obligations referenced in subsection (b) above and repurchase agreements fully collateralized by any such obligations;

(2) such investment company or investment trust or common trust fund takes delivery of such collateral either directly or through an authorized custodian;

(3) such investment company or investment trust or common trust fund is managed so as to maintain its shares at a constant net asset value; and

(4) securities of or other interests in such investment company or investment trust or common trust fund are purchased and redeemed only through the use of national or state banks having corporate trust powers and located within the State of Georgia;

(g) repurchase agreements relating to obligations included in subsection (b) above to the extent authorized by O.C.G.A. §50-17-2; and

(h) any other investments to the extent at the time permitted by then applicable law for the investment of public funds.

“Person” or “person” means any natural person, firm, association, corporation or public body.

“Principal Amount” or “principal amount” means, with reference to the Bond or Bonds outstanding, the total amount of installment purchase payments made by the Purchaser pursuant to the Bond Purchase Agreement, less all principal amounts thereof previously paid, redeemed or cancelled, all as reflected on the 2002 Bond.

“Project” means the land, buildings, furniture, fixtures, equipment and other facilities and improvements leased under the Lease, as they may at any time exist.

“Project Fund” means the fund created by Section 602 hereof.

“Purchase Period” means the period during which the Purchaser is obligated to make installment purchase payments under the Bond Purchase Agreement which shall commence on the Closing Date and end on the Completion Date.

“Purchaser” means ADESA Atlanta, LLC, and its successors and assigns.

“Record Date” means, with respect to the 2002 Bonds, the fifteenth day of the month immediately preceding each Interest Payment Date.

“Security Deed” means the Deed to Secure Debt and Security Agreement dated as of December 1, 2002 from the Issuer, as grantor, in favor of the Trustee, as grantee, as the same may hereafter be modified, amended or supplemented in accordance with its terms.

“2002 Bonds” means any of the Development Authority of Fulton County Taxable Economic Development Revenue Bonds (ADESA Atlanta, LLC Project) Series 2002 authorized and issued pursuant to Section 202 hereof.

“Trust Estate” means the property described in Granting Clauses First, Second, Third and Fourth of this Indenture.

“Trustee” means SunTrust Bank, or any successor trustee appointed pursuant to Section 1308 hereof.

“Unassigned Rights” means the rights of the Issuer to receive (i) rental payments under Section 5.3(c) of the Lease, (ii) indemnification under Section 6.4 of the Lease, (iii) repayments of advances made by the Issuer, plus interest, as provided in Section 6.5 of the Lease, and (iv) attorneys’ fees and expenses payable to the Issuer under Section 10.4 of the Lease.

Section 1.02 Miscellaneous Use of Words. “Herein,” “hereby,” “hereunder,” “hereof,” “hereinbefore,” “hereinafter” and other equivalent words refer to this Indenture and not solely to the particular portion thereof in which any such word is used. The definitions set forth in Section 101 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders. Any percentage of Bonds, specified herein for any purpose, is to be figured on the unpaid principal amount thereof then outstanding.

ARTICLE II

THE BONDS

Section 2.01 Authorized Amount of Bonds. The Bonds may be issued in different series and each Bond shall have an appropriate series designation. All of the Bonds shall be equally and ratably secured by this Indenture and by the pledge herein made, it being expressly understood and agreed that no Bonds issued hereunder shall be prior to any other Bonds thereafter issued hereunder, but shall be on a parity therewith, with respect to the pledge of this Indenture. The Bonds may be issued at one or more times in principal amounts designated by the Issuer and approved by the Lessee.

Section 2.02 Issuance of 2002 Bonds.

(a) The 2002 Bonds shall be designated “Development Authority of Fulton County, Taxable Economic Development Revenue Bonds (ADESA Atlanta, LLC Project) Series 2002.” The 2002 Bonds shall be issued in the original notational aggregate principal amount of

$40,000,000. The 2002 Bonds shall be issuable as fully registered bonds without coupons in any denomination and shall be numbered consecutively from R-l upward, in order of authentication, with any other designation as the Trustee deems appropriate.

(b) The 2002 Bonds shall be dated as of December 1, 2002. Each 2002 Bond shall bear interest from the interest payment date next preceding its date of authentication, or if authenticated on an interest payment date, it shall bear interest from its date of authentication; provided, however if authenticated prior to the first Interest Payment Date, it shall bear interest from the Closing Date; and provided further, that if, on the date of authentication of any 2002 Bond, interest on the 2002 Bonds shall be in default, 2002 Bonds issued in exchange for 2002 Bonds surrendered for registration of transfer or exchange shall bear interest from the date to which interest has been paid in full on the 2002 Bonds surrendered.

The 2002 Bonds shall bear interest on the Principal Amount at the Fixed Rate per annum. Interest on the 2002 Bonds shall be computed on the basis of a 360-day year composed of twelve 30-day months. The 2002 Bonds shall mature on the Maturity Date. The 2002 Bonds are subject to redemption pursuant to Article III hereof.

Interest on the 2002 Bonds shall accrue on the Principal Amount of the Bonds outstanding commencing on the Closing Date. The interest on the 2002 Bonds shall be payable annually on the first day of each Interest Payment Date, commencing December 1, 2003 until payment in full of the principal amount thereof, by check or draft drawn on the Trustee and mailed to the registered owner at his address as it appears on the bond registration books kept by the Bond Registrar on the fifteenth day of the month (whether or not a Business Day) before each interest payment date. Payment of interest on the 2002 Bonds may, at the option of any holder of 2002 Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by electronic transfer to such holder to the bank account number on file with the Trustee in accordance with written instructions received by the Trustee prior to the fifteenth day next preceding any interest payment date. Any such instructions shall contain the name of the recipient bank (which must be located in the continental United States), such bank’s ABA routing number and the acknowledgment of the Bondholder that a transfer charge may be charged by the Trustee to the Bondholder for such electronic transfers. Payment of the principal and redemption price, including any premium, of each 2002 Bond upon maturity thereof shall be made upon surrender thereof at the Payment Office of the Trustee, except that in the event the Purchaser is the holder of any 2002 Bond at the maturity date, no surrender of such Bond will be required for the payment of such Bond. All payments shall be made in lawful money of the United States of America.

(c) Any provision hereof to the contrary notwithstanding, the Trustee will, at the written request of the registered holder of all outstanding Bonds, enter into a home office payment agreement with such holder providing for the payment of the interest on such Bond or Bonds and the redemption price of any partial redemption of the principal thereof at a place and in a manner other than as provided in this Section 202 or in such Bond or Bonds, but any such agreement shall be subject to the following conditions:

(i) The terms and conditions of such agreement shall be reasonably satisfactory to the Trustee;

(ii) The final payment of the principal of and premium (if any) on such Bond or Bonds shall be made only upon the surrender thereof to the Trustee; and

(iii) If such agreement provides for the partial redemption of the principal of such Bond or Bonds without the surrender thereof in exchange for one or more new Bonds in an aggregate principal amount equal to the unredeemed portion of such Bond or Bonds, then such agreement;

(A) shall provide that the holder of such Bond or Bonds will not sell, pledge, transfer or otherwise dispose of the same unless prior to the delivery thereof it shall (I) surrender the same to the Trustee in exchange for a new Bond or Bonds in an aggregate principal amount equal to the aggregate unpaid principal of such Bond or Bonds or (II) notify the Trustee in writing of such sale, pledge, transfer or other disposition and deliver to the Trustee a certificate certifying to the Trustee that endorsement has been made on such Bond or Bonds, or on a record of partial redemption appertaining to each such Bond and constituting a part thereof, of all portions of the principal of each such Bond which have been redeemed; and

(B) shall provide (I) that, to the extent of the payment to the holder of such Bond or Bonds of the redemption price of any portion thereof called for redemption, the Issuer and the Lessee shall be released from liability with respect to such Bond or Bonds, and (II) that such holder will indemnify and hold harmless the Issuer, the Lessee and the Trustee against any liability arising from the failure of such holder to make any endorsement on such Bond or Bonds required by the preceding clause (A) or from an error or omission in such endorsement; and

(C) shall provide that if monies are on deposit in the Bond Fund, on or before any interest payment date or any redemption date, sufficient to pay the interest on the Bonds due on such interest payment date or the redemption price of any Bonds called for redemption on such redemption date, as the case may be, then the failure of the holder of any such Bonds to receive in a timely manner any payment due such holder on such interest payment date or redemption date, as the case may be, because of a mistake, delay or other failure in the implementation of the method of payment prescribed by such holder in such agreement shall not constitute a default hereunder, provided such mistake, delay or other failure is not due to the negligence of the Issuer.

(d) The initial sale and delivery of the 2002 Bonds to the purchasers thereof shall be subject to satisfaction of following conditions on or prior to the Closing Date:

(i) A final judgment of validation with respect to the 2002 Bonds shall have been rendered by the Superior Court of Fulton County as provided by the Act.

(ii) There shall have been filed with the Issuer a request and authorization to the Issuer on behalf of the Lessee and signed by an Authorized Lessee Representative to cause the Authenticating Agent to authenticate and deliver the 2002 Bonds to the purchaser or purchasers thereof or its or their representative or representatives upon payment to the Issuer of the sum specified in such request and authorization.

(iii) The Issuer shall have received the unqualified approving opinion of Alston & Bird LLP, Atlanta, Georgia, addressed to the Issuer, the Trustee and the Lessee, as to the legality of the 2002 Bonds and the proceedings of the Issuer and the issuance thereof.

(iv) The Issuer and Bond Counsel shall have received the unqualified approving opinion of Nelson, Mullins, Riley & Scarborough, LLP, Atlanta, Georgia, as counsel to the Issuer, addressed to the Issuer, the Trustee, the Lessee, the Purchaser and Bond Counsel, as to the legality and binding effect on the Issuer of this Indenture and the Lease.

(v) The Issuer shall have received an executed copy of the Bond Purchase Agreement.

Section 2.03 Execution; Limited Obligation. The 2002 Bonds shall be executed on behalf of the Issuer with the manual or facsimile signature of its Chairman or Vice-Chairman, and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, and shall have impressed, imprinted or otherwise reproduced thereon the corporate seal of the Issuer. Any such facsimiles shall have the same force and effect as if manually signed. In case any officer whose signature shall appear on the 2002 Bonds shall cease to be such officer before the delivery of such 2002 Bonds, such signature or other facsimile shall nevertheless be valid and sufficient for all purposes, the same as if such officer had remained in office until such delivery.

THE 2002 BONDS ISSUED PURSUANT TO THIS INDENTURE SHALL NOT BE DEEMED TO CONSTITUTE A DEBT OF THE COUNTY, THE STATE OF GEORGIA OR ANY OTHER POLITICAL SUBDIVISION THEREOF, OR A PLEDGE OF THE FAITH AND CREDIT OF THE COUNTY, THE STATE OF GEORGIA OR ANY OTHER POLITICAL SUBDIVISION THEREOF, BUT SUCH 2002 BONDS SHALL BE LIMITED OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM THE BOND FUND PROVIDED FOR HEREIN, AND THE ISSUANCE OF THE 2002 BONDS SHALL NOT DIRECTLY, INDIRECTLY, OR CONTINGENTLY OBLIGATE THE COUNTY, THE STATE OF GEORGIA OR ANY OTHER POLITICAL SUBDIVISION THEREOF, TO LEVY OR TO PLEDGE ANY FORM OF TAXATION WHATEVER THEREFOR OR TO MAKE ANY APPROPRIATION FOR THE PAYMENT THEREFOR; PROVIDED, HOWEVER, FUNDS FOR THE PAYMENT OF THE 2002 BONDS MAY BE RECEIVED FROM ANY OTHER SOURCE DECLARED BY THE ACT TO BE AVAILABLE AND MAY BE USED FOR THE LESSEE’S PAYMENT OBLIGATIONS UNDER THE LEASE. THE ISSUER HAS NO TAXING POWER.

Section 2.04 Authentication. No 2002 Bond shall be valid or obligatory for any purpose or entitled to any security or benefit under this Indenture unless and until a certificate of authentication on such 2002 Bond substantially in the form set forth on Exhibit A attached hereto shall have been duly executed by the Authenticating Agent, and such executed certificate of the Authenticating Agent upon any such 2002 Bond shall be conclusive evidence that such 2002

Bond has been authenticated and delivered under this Indenture. The Authenticating Agent’s certificate of authentication on any 2002 Bond shall be deemed to have been executed by the Authenticating Agent if signed by an authorized signatory of the Authenticating Agent, but it shall not be necessary that the same officer execute the certificate of authentication on all of the 2002 Bonds.

Section 2.05 Form of Bonds. The 2002 Bonds shall be in substantially the form set forth in Exhibit A hereto, each with such appropriate variations, omissions, substitutions and insertions as are permitted or required by this Indenture and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon, as may be required to comply with any applicable laws or rules or regulations, or as may, consistent herewith, be determined by the officers executing such Bonds. The definitive Bonds shall have endorsed thereon, until such time as the

Authenticating Agent shall have been advised in writing to the contrary, as hereinafter provided, a legend or text in substantially the following form:

TRANSFER RESTRICTED

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER, THE TRUSTEE AND THE LESSEE OF THE PROJECT REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.

At such time as the Authenticating Agent is advised in writing by Counsel for the Lessee or the Issuer that such a legend is no longer required, the Authenticating Agent, on presentation of any Bond, will strike through the legend and execute a certificate to the effect that the legend has been removed by the Authenticating Agent with the consent of the Issuer and the Lessee or shall issue a new Bond or Bonds of authorized denomination or denominations without such legend.

Section 2.06 Mutilated, Lost, Stolen or Destroyed Bonds. If any 2002 Bond is mutilated, lost, stolen or destroyed, the Issuer may execute and deliver a new 2002 Bond of like maturity and tenor in lieu of and in substitution for the 2002 Bond mutilated, lost, stolen or destroyed; provided that, in the case of any mutilated 2002 Bond, such mutilated 2002 Bond shall first be surrendered to the Bond Registrar, and in the case of any lost, stolen or destroyed 2002 Bond, there shall be first furnished to the Bond Registrar evidence satisfactory to the Bond Registrar of the ownership of such 2002 Bond and of such loss, theft or destruction, together with indemnity satisfactory to it, the Lessee and the Issuer; provided that if the holder thereof is an Affiliate of the Lessee, such indemnity may take the form of an unsecured promise or indemnity by such holder. If any such 2002 Bond shall have matured or a redemption date pertaining thereto shall have passed, instead of issuing a new 2002 Bond, the Issuer may pay the same. The Issuer may charge the holder or owner of such 2002 Bond with its and the Bond Registrar’s reasonable fees and expenses in this connection.

Section 2.07 Registration and Exchange of Bonds. Upon surrender for registration of transfer of any Bond at the Payment Office of the Bond Registrar, duly endorsed by, or accompanied by a written instrument or instruments of transfer in form satisfactory to the Bond Registrar and duly executed by the registered owner or his attorney duly authorized in writing, the Issuer shall execute and the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new fully registered 2002 Bond or 2002 Bonds of the same series and same maturity for a like aggregate principal amount. 2002 Bonds may be exchanged at said office of the Bond Registrar for a like aggregate principal amount of 2002 Bonds of the same series and same maturity for a like aggregate principal amount. The Issuer shall execute and the Authenticating Agent shall authenticate and deliver 2002 Bonds bearing numbers not contemporaneously then outstanding. The execution by the Issuer of any 2002 Bond of any denomination shall constitute full and due authorization of such denomination and the Authenticating Agent shall thereby be authorized to authenticate and deliver such 2002 Bond. The Issuer shall cause books for the registration and for the registration of transfer of the 2002 Bonds as provided in this Indenture to be kept by the Bond Registrar. The Bond Registrar shall not be required to register the transfer of or exchange any 2002 Bond during the period of fifteen days next preceding any interest payment date of the 2002 Bonds nor to register the transfer of or exchange any 2002 Bond after the mailing of notice calling any 2002 Bond for redemption has been made, nor during the period of fifteen days next preceding mailing of a notice of redemption of any 2002 Bonds. Prior to delivering any 2002 Bonds hereunder, the Issuer shall cause the validation certificate thereon to be appropriately executed.

As to any 2002 Bond, the Person in whose name such 2002 Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of either principal of or interest on any 2002 Bond shall be made only to or upon the order of the registered owner thereof or his legal representative, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such 2002 Bond to the extent of the sum or sums so paid.

The cost of any services rendered or other expenses incurred by the Bond Registrar in connection with any exchange or registration of transfer shall be treated in the arrangement for services between the Issuer and the Bond Registrar as Ordinary Services or Ordinary Expenses of the Bond Registrar, and shall be reimbursed as such pursuant to the provisions in the Lease.

Notwithstanding the foregoing, in the case any Bond to be exchanged bears the restrictive legend described in Section 205 hereof, no registration of transfer thereof shall be effected unless there shall have been delivered to the Trustee the legal opinion described in such legend or a legal opinion to the effect that such legend is no longer required as described in Section 205 hereof.

In the event that any Bondholder fails to provide a correct taxpayer identification number to the Trustee, the Trustee may make a charge against such holder sufficient to pay any governmental charge required to be paid as a result of such failure. In compliance with Section 3406 of the Code, this amount may be deducted by the Trustee from amounts payable to the Bondholder.

On or after the delivery to the Trustee of the Completion Certificate, any holder of a 2002 Bond bearing a stated principal amount in excess of the Principal Amount of said Bond, may surrender such Bond to the Trustee in exchange of a new 2002 Bond having a stated principal amount equal to the Principal Amount of the Bond surrendered.

Section 2.08 Issuance of Additional Bonds.

(a) Subject to the requirements of applicable law, so long as the Lease is in effect and the Lessee shall not be in default thereunder, one or more series of Additional Bonds may be authorized by resolution of the Issuer and thereupon issued and delivered for the purposes and under the conditions stated in this Section and in Section 4.2 of the Lease and upon compliance with the provisions of this Section and Section 4.2 of the Lease. Any such Additional Bonds shall rank pari passu with the 2002 Bonds as to the security for the payment thereof and interest thereon.

(b) Additional Bonds may be issued at any time and from time to time in one or more series for the purpose of: (i) financing the completion of the Project to the extent the proceeds of the 2002 Bonds are insufficient to provide for completion of the Project, (ii) financing any extensions, improvements, repairs, renovations, replacements or extensions of the Project, including, without limitation, the acquisition of any additional land, improvements, equipment, or other real or personal property in connection therewith (collectively herein called “Additional Improvements”), or (iii) refunding all or any portion of any series of outstanding Bonds.

(c) Additional Bonds may be in such denomination or denominations, shall bear interest payable at such intervals, on such dates in each year, at such rate or rates, shall mature on such dates in such amounts and years, and shall be in such form and may contain such provisions for redemption prior to maturity, all as may be provided in the resolution under which such Bonds are issued.

(d) The proceeds from the issuance of any Additional Bonds shall be used solely for the payment or reimbursement of the costs (including the costs of issuing such bonds, legal fees and other related costs) for the purposes described in subsection (b) of this Section.

(e) The Issuer may execute and deliver to the Trustee and the Trustee shall authenticate and deliver Additional Bonds for the purposes specified above upon receipt by the Trustee of the following:

(1) A written statement of the Lessee executed on behalf of the Lessee by any Authorized Lessee Representative of the Lessee (i) approving the terms, conditions, manner of issuance, purchase price, delivery and contemplated disposition of the proceeds of the sale of such Additional Bonds, and (ii) certifying that no Default has occurred and is continuing under the Lease or, to the best of such officer’s knowledge, this Indenture;

(2) A copy, duly certified by the Secretary or Assistant Secretary of the Issuer, of the resolution adopted and approved by the Issuer authorizing the issuance of such Additional Bonds and the execution and delivery of the supplemental indenture providing for the terms and conditions under which such Additional Bonds shall be issued, together with an executed counterpart of such supplemental indenture;

(3) A separate lease or an executed counterpart of an amendment of the Lease expressly providing for the payment of rentals by the Lessee in amounts sufficient to pay the principal of, premium, if any, and interest on such Additional Bonds;

(4) Copies of Financing Statements filed to protect the security interests created in the supplemental indenture with respect to the Additional Bonds;

(5) An opinion of Bond Counsel to the effect that this Indenture, as supplemented, creates a valid lien on and pledge of the revenues thereby conveyed and pledged, and all filings and/or recordings of any document required in order to perfect and preserve such lien and pledge have been duly accomplished. The Trustee may rely on such opinion as to the sufficiency and filing of the Financing Statements referred to in (4) above;

(6) An opinion of Bond Counsel to the effect that (i) the issuance of such Additional Bonds has been duly authorized and the terms thereof comply with the requirements of this Indenture and the Constitution and laws of the State of Georgia; (ii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of such Additional Bonds have been satisfied; (iii) upon the issuance of such Additional Bonds, they shall be valid and binding obligations of the Issuer entitled to the benefits of and secured by this Indenture; and (iv) such other matters as may be reasonably required by the Issuer or the Trustee; and

(7) A written request and authorization to the Trustee on behalf of the Issuer and signed by the Chairman or Vice Chairman and Secretary of the Issuer to authenticate and deliver such Additional Bonds to the purchaser or purchasers therein identified upon payment to the Trustee, but for the account of the Issuer, of the sum specified in such request and authorization plus accrued interest on such Additional Bonds to the date of delivery thereof.

The proceeds of such Additional Bonds shall be deposited with the Trustee and held and disbursed by the Trustee as provided in the supplemental indenture providing for the issuance of such Additional Bonds.

(f) The Issuer shall assign and pledge such separate or supplemental Lease and all revenues derived or to be derived therefrom as security for the payment of the Outstanding Bonds, including the Additional Bonds.

(g) Any subsequent proceedings authorizing the issuance of Additional Bonds, including any supplemental indenture as provided in this Section, shall not conflict with the terms and provisions of this Indenture but shall, for all legal purposes, ratify and reaffirm all the applicable covenants, agreements and provisions of this Indenture for the equal protection and benefit of all Bondholders.

(h) The Additional Bonds and the security therefor shall be validated in accordance with the laws of the State of Georgia.

Section 2.09 Payment of 2002 Bonds in Installments. Under the Bond Purchase Agreement, the Purchaser is required to make certain installment payments with respect to the Bonds. The 2002 Bonds shall be initially issued as one Bond in the principal amount of $40,000,000, provided that such principal amount may be reduced based on the aggregate total amount of any and all installment payments made by the Purchaser in consideration of the sale of such Bonds under and pursuant to the Bond Purchase Agreement during the Purchase Period. If the Trustee is holding the Bond, the Trustee agrees that upon an installment payment under the Bond Purchase Agreement it will endorse in the space provided on the table attached to such Bond, the amount and date of each such installment payment.

ARTICLE III

REDEMPTION OF 2002 BONDS BEFORE MATURITY

Section 3.01 Optional Redemption. The 2002 Bonds are subject to optional redemption at the direction of the Lessee prior to their stated maturity in whole or in part at any time and from time to time at a redemption price equal to the principal amount of the Bonds to be redeemed, plus accrued interest to the redemption date. Notice of any such optional redemption shall be given to the Trustee by the Lessee not less than ten (10) days but no more than sixty (60) days before the redemption date. Any such notice for redemption in part shall specify the principal amount of the Bonds to be redeemed.

Section 3.02 [Intentionally Omitted].

Section 3.03 Notice of Redemption.

(a) Notice of the call for any such redemption identifying the 2002 Bonds to be redeemed shall be given by the Trustee mailing a copy of the redemption notice by first class mail, postage prepaid at least ten (10) days but no more than sixty (60) days prior to the redemption date to the registered owner of each 2002 Bond to be redeemed at the address shown on the registration books. Such notice must (i) specify the 2002 Bonds to be redeemed, the redemption date, the redemption price and the place or places where amounts due upon redemption must be payable and (ii) state that on the redemption date, the 2002 Bonds to be redeemed will cease to bear interest; provided, however, that failure to give such notice by mailing, or any defect therein, shall not affect the validity of any proceeding for the redemption of the 2002 Bonds.

(b) In addition to the foregoing notice, to the extent the 2002 Bonds are owned by five (5) or more holders who are not Affiliates of the Lessee, further notice shall be given by the Trustee as set out below, but no defect in said further notice nor any failure to give all or any portion of such further notice shall in any manner defeat the effectiveness of a call for redemption if notice thereof is given as prescribed in subsection (a) above.

(i) Each further notice of redemption given hereunder shall contain the information required in subsection (a) above for an official notice of redemption plus (l)

the CUSIP numbers of all 2002 Bonds being redeemed, but only to the extent any such numbers have been assigned; (2) the date of issue of the 2002 Bonds as originally issued; (3) the rate of interest borne by each 2002 Bond being redeemed; (4) the maturity date of each 2002 Bond being redeemed; and (5) any other descriptive information needed to identify accurately the 2002 Bonds being redeemed.

(ii) Each further notice of redemption shall be sent at least two Business Days before the redemption date by registered or certified mail or overnight delivery service to all of the following registered securities custodians then in the business of holding substantial amounts of bonds of the type comprising the 2002 Bonds (such custodians now being The Custodian Trust Company of New York, New York, Midwest Securities Trust Company of Chicago, Illinois and Philadelphia Custodian Trust Company of Philadelphia, Pennsylvania) and to one or more national information services that disseminate notices of redemption of bonds such as the 2002 Bonds (such as Financial Information Inc.’s Financial Daily Called Bond Service, Interactive Data Corporation’s Bond Service, Kenny Information Service’s Called Bond Service and Standard & Poor’s Called Bond Record).

(c) Any notice sent as provided in this Section 303 shall be conclusively presumed to have been given whether or not the addressee receives such notice.

Section 3.04 Redemption Payments. Prior to the date fixed for redemption, the Lessee on behalf of the Issuer shall place (or caused to be placed) funds with the Trustee in the Bond Fund Redemption Account, sufficient to pay the principal amount of the Bonds called for redemption, accrued interest thereon to the redemption date and the required redemption premium, if any. Upon the happening of the above conditions, the Bonds so designated for redemption shall, on the redemption date designated in such notice, become and be due and payable as hereinabove specified, and from and after the date of redemption so designated, unless default shall be made in the payment of the Bonds so designated for redemption, interest on the Bonds so designated for redemption shall cease to accrue, and the same shall no longer be protected by this Indenture and shall not be deemed to be Outstanding under the provisions of this Indenture.

Section 3.05 Principal and Redemption Payment Credits. Nothing herein contained shall be construed to limit the right of the Issuer to purchase any Bonds, at the written direction of the Lessee, in the open market, with any excess monies in the Bond Fund, at a price not exceeding the redemption price set forth in this Article, as a credit against its Bond Fund principal payment obligations, or its redemption payment obligations. Any such Bonds so purchased may not be reissued and shall be disposed of as is hereinafter provided in this Indenture.

Section 3.06 Partial Redemption. The 2002 Bonds may be redeemed in any denomination. Upon surrender of any 2002 Bond for redemption in part only, the Issuer shall execute and the Authenticating Agent shall authenticate and deliver to the holder thereof a new 2002 Bond or 2002 Bonds of the same series and same maturity, in the aggregate principal amount equal to the unredeemed portion of the 2002 Bond surrendered. At the option of any Bondholder, upon a partial redemption of a Bond, the Bondholder may endorse on the Table of

Partial Redemptions appearing on such Bond, the amount and date of such partial redemption and shall immediately forward a written confirmation of such endorsement to the Trustee, unless the Trustee is holding such Bond on behalf of such owner, in which case the Trustee shall make such endorsement upon the payment thereof; and each Bondholder, by acceptance of its Bonds, hereby indemnifies the Paying Agent and the Trustee, and holds them harmless, against all damages, claims, actions or expenses arising from such owner’s failure to make or forward notice of such endorsement. In the event less than all the 2002 Bonds are to be redeemed, the Bonds to be redeemed shall be redeemed in the principal amount designated by the Lessee.

Notwithstanding anything else contained herein, the provisions of Sections 303, 304 or 306 hereof may be amended or modified pursuant to a Home Office Payment Agreement entered into pursuant to Section 202(c) hereof with respect to some or all of the Bonds which are subject to the terms of such agreement.

Section 3.07 Cancellation. All 2002 Bonds which have been surrendered for the purpose of payment (including 2002 Bonds which have been redeemed prior to maturity and those voluntarily surrendered with instructions to cancel the same) shall be immediately canceled and periodically cremated or otherwise destroyed by the Trustee and shall not be reissued, and a certificate of cremation or destruction evidencing such cremation or destruction shall be furnished by the Trustee to the Issuer. All 2002 Bonds which have been surrendered for cancellation prior to maturity or early redemption shall cease to accrue interest on and after the surrender thereof and the same shall no longer be protected by this Indenture and shall not be deemed to be Outstanding under the provisions hereof.

ARTICLE IV

GENERAL COVENANTS

Section 4.01 Payment of Principal and Interest. The Issuer covenants that it will promptly pay the principal of (whether at maturity or upon any redemption or acceleration), premium, if any, and interest on the 2002 Bonds at the place, on the dates, and in the manner provided herein and in the form of the 2002 Bonds according to the true intent and meaning hereof and thereof. The principal of, premium, if any, and interest on the 2002 Bonds are payable solely from rental payments and other payments received from the Lessee under the Lease, together with all other revenues, rents, and earnings arising out of or in connection with the Issuer’s interest in the Project, which payments, revenues, rents and earnings (excepting those subject to the Unassigned Rights) are hereby specifically pledged to the payment of principal of and interest on the 2002 Bonds in the manner and to the extent herein specified. The principal of, premium, if any, and interest on the 2002 Bonds are payable solely from the Bond Fund established pursuant to Section 502 hereof.

Section 4.02 Performance of Covenants by Issuer. The Issuer covenants that it will faithfully perform at all times any and all covenants, agreements, undertakings, stipulations and provisions contained in this Indenture, in any and every Bond, and in all proceedings of the Issuer pertaining thereto. The Issuer warrants and represents that it is duly authorized under the Constitution and laws of the State of Georgia to issue the 2002 Bonds and to enter into this Indenture and to assign the rental payments and other payments received from the Lessee under the Lease together with all other revenues, rents and earnings arising out of or in connection with its interest in the Project in the manner and to the extent herein set forth; that all action on its part for the issuance of the 2002 Bonds and the authorization, execution and delivery of this Indenture has been duly and effectively taken; and that the 2002 Bonds are and will be valid and enforceable obligations of the Issuer in accordance with their terms.

Section 4.03 Ownership; Instruments of Further Assurance. The Issuer covenants that it lawfully owns and is lawfully possessed of the Project, or on and as of the date of the Closing Date of the 2002 Bonds, it will lawfully own and be possessed and have good and marketable title in and to the Project. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered, such resolution or resolutions supplemental hereto and such further acts, instruments, and transfers as the Trustee or the holders of a majority in aggregate principal amount of the Bonds then outstanding may reasonably require for the better giving, granting, pledging, assigning, conveying, mortgaging, transferring, assuring, and confirming unto Trustee for the benefit of the Bondholders all and singular the rents and other payments under the Lease and other revenues, rents, and earnings arising out of or in connection with the Issuer’s interest in the Project, and pledged hereby to the payment of the principal of and interest on the Bonds. The Issuer covenants that, except as herein and in the Lease provided, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the Project.

Section 4.04 Payment of Taxes and Related Charges. Pursuant to the provisions of Section 6.3 of the Lease, the Lessee has agreed to pay all lawful taxes, assessments, and charges at any time levied or assessed upon or against the Project which might impair or prejudice the lien and priority of this Indenture; provided, however, that nothing contained in this Section 404 shall require the payment of any such taxes, assessments and charges not required to be paid under Section 6.3 of the Lease.

Section 4.05 Maintenance and Repair. Pursuant to the provisions of Section 6.1 of the Lease, the Lessee has agreed at its own expense to cause the Project to be maintained, preserved and kept in reasonably good condition, repair, and working order, and that it will, from time to time, cause to be made all needed repairs thereto, and that the Lessee may, at it own expense, make, from time to time, additions, modifications and improvements to the Project under the terms and conditions set forth in the Lease.

Section 4.06 Recordation of the Financing Statement. The Issuer covenants that it will cause such financing statements as are necessary to perfect the assignment of rentals to be received under the Lease (excepting only any Unassigned Rights), to the Trustee as security for the payment of principal of and interest on the Bonds to be filed and recorded in the records of the office of the Clerk of the Superior Court of Fulton County, Georgia.

Section 4.07 Inspection of Project Books. The Issuer covenants that all books and documents in its possession relating to the Project and the rents, revenues and earnings derived from the Project shall at all times be open to inspection by such accountant or other agents as the Trustee or the holders of a majority in aggregate principal amount of the Bonds then outstanding may, from time to time, designate.

Section 4.08 Priority of Pledge. The pledge and assignment herein made of the rental payments and other payments received from the Lessee under the Lease, excepting only any Unassigned Rights, together with all other rents, revenues and earnings arising out of or in connection with the Issuer’s interest in the Project, is a first and prior pledge thereof and shall not be impaired directly or indirectly by the Issuer or the Trustee and neither such payments, rents, revenues and earnings nor the Project or the Issuer’s interest in the Lease shall otherwise be pledged and no person shall have any rights with respect thereto except as provided herein and in the Lease.

Section 4.09 Rights Under Lease and Bond Purchase Agreement. The Lease sets forth the respective obligations of the Issuer and the Lessee relating to the acquisition, construction, installation and leasing of the Project. Reference is hereby made to the Lease for a detailed statement of the obligations and rights of the Lessee thereunder; and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Lessee under and pursuant to the Lease for and on behalf of the owners of the Bonds, whether or not the Issuer is in default under the Lease or this Indenture.

The Bond Purchase Agreement sets forth the respective obligations of the Issuer, the Lessee and the Purchaser relating to the purchase of the Bonds. Reference is hereby made to the Bond Purchase Agreement for a detailed statement of the obligations and rights of the Purchaser and the Lessee thereunder; and the Issuer agrees that the Trustee in its own name or in the name of the Issuer may enforce all rights of the Issuer and all obligations of the Lessee and the Purchaser under and pursuant to the Bond Purchase Agreement for and on behalf of the owners of the Bonds, whether or not the Issuer is in default under the Lease or this Indenture.

Section 4.10 Payment for Extraordinary Expenses. Anything to the contrary herein or in the Lease notwithstanding, neither the Issuer nor the Lessee shall be liable for payment of any Extraordinary Expenses or for any Extraordinary Services unless the same was approved in writing in advance by the Lessee pursuant to Section 506 hereof and Section 5.3(b) of the Lease, which approval shall not be unreasonably withheld.

ARTICLE V

REVENUES AND FUNDS

Section 5.01 SOURCE OF PAYMENT OF BONDS. THE OBLIGATION OF THE ISSUER TO PAY THE PRINCIPAL OF, PREMIUM, IF ANY, AND INTEREST ON THE BONDS IS NOT A GENERAL OBLIGATION OF THE ISSUER BUT IS A LIMITED OBLIGATION PAYABLE SOLELY OUT OF THE BOND FUND FROM THE RENTAL PAYMENTS AND OTHER PAYMENTS RECEIVED FROM THE LESSEE UNDER THE LEASE, EXCEPTING ONLY PAYMENTS PURSUANT TO ANY UNASSIGNED RIGHTS, TOGETHER WITH ALL OTHER RENTS, REVENUES, AND EARNINGS ARISING OUT OF OR IN CONNECTION WITH THE ISSUER’S OWNERSHIP OF THE PROJECT AND AS AUTHORIZED AND PROVIDED HEREIN.

The Project has been leased under the Lease and the rental payments provided for in Section 5.3 of the Lease are to be paid to the Trustee for the benefit of the Bondholders and are to be deposited in the Bond Fund provided for in Section 502 hereof, except as provided in any Home Office Payment Agreement. Such rental payments are sufficient in amount and become due in a timely manner so as to insure the prompt payment of the principal of, premium, if any, and interest on the Bonds.

Section 5.02 Creation of the Bond Fund; Pledge of Same. There is hereby created by the Issuer and ordered established with the Trustee a trust fund to be designated “Development Authority of Fulton County Bond Fund ADESA Atlanta, LLC Project” which shall be used only to pay the principal of, premium, if any, and interest on the Bonds. There shall now be established within the Bond Fund a Principal and Interest Account and a Redemption Account; such Accounts, together, shall comprise the Bond Fund. In accordance with the provisions hereof, the Bond Fund is hereby pledged to and charged with the payment of (i) the interest on the Bonds as such interest shall become due and payable, and (ii) the principal and premium, if any, of the Bonds as the same shall become due and payable.

Section 5.03 Payments into the Bond Fund. There shall be paid into the Principal and Interest Account all rental payments specified in Section 5.3(a) of the Lease. There shall be paid into the Redemption Account, as and when received, (a) all monies required to be remitted to the Trustee or paid into the Bond Fund pursuant to Sections 5.3, 7.1 or 7.2 of the Lease, and (b) all monies required to be so deposited pursuant to Section 304 hereof. All other monies received by the Trustee under and pursuant to any of the provisions of the Lease or this Indenture shall be deposited into the Principal and Interest Account or the Redemption Account in accordance with the direction accompanying any such monies. The Issuer covenants that so long as any of the Bonds are outstanding it will pay, or cause to be paid, into the Bond Fund from the available sources of payment described in Section 501 hereof sufficient monies to pay promptly the principal of, premium, if any, and interest on the Bonds as the same become due and payable.

Section 5.04 Use of Monies in the Bond Fund. Except as provided in Section 509 hereof, monies in the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds and redemption price of Bonds redeemed prior to maturity. No part of the rental payments under the Lease required to be paid into the Bond Fund (excluding prepayments under Section 9.5 of the Lease) shall be used to redeem Bonds prior to maturity. Monies held in the Redemption Account may be used for the purchase of Bonds in the manner provided in Section 305 hereof.

Section 5.05 Non-Presentment of Bonds. Unless otherwise provided in a Home Office Payment Agreement, if any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity or at the redemption date, provided monies sufficient to pay such Bond shall have been made available to the Trustee and are held in the Bond Fund for the benefit of the holder thereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall forthwith cease, determine and be completely discharged, and thereupon, subject to Section 509(b) and the laws having to do with unclaimed property in the State of Georgia, it shall be the duty of the Trustee to hold such monies, without liability for interest thereon, for the benefit of the holder of such Bond who shall thereafter be restricted exclusively to such monies for any claim of whatever nature on his part under this Indenture or on, or with respect to, such Bond.

Section 5.06 Fees, Charges and Expenses of Bond Agents. Pursuant to the terms of the Lease, the Lessee has agreed to pay directly to each of the Bond Agents, until the principal of, premium, if any, and interest on the Bonds shall have been paid in full: (i) an amount equal to the annual fees of such Bond Agents, if any, for their Ordinary Services rendered and their Ordinary Expenses incurred under this Indenture, and (ii) to the extent that they have been approved in writing by the Lessee, the reasonable fees and charges of such Bond Agents, if any, for Extraordinary Services rendered by them and Extraordinary Expenses incurred by them under this Indenture, as and when the same become due, subject to the provisions of Section 410 hereof. As specified in Section 5.3(b) of the Lease, the Lessee may contest the validity, necessity or reasonableness for any such Extraordinary Services and Extraordinary Expenses and the fees or charges referred to therein.

Section 5.07 Monies to be Held in Trust. All monies paid over to the Trustee for the account of the Bond Fund under any provision of this Indenture shall be held in trust by the Trustee for the benefit of the holders of the Bonds entitled to be paid therefrom.

Section 5.08 Insurance and Condemnation Proceeds. Reference is hereby made to Sections 7.1, 7.2 and 7.3 of the Lease for provisions as to the disposition of net proceeds of insurance and condemnation awards.

Section 5.09 Repayment to the Lessee from the Bond Fund.

(a) Any amounts remaining in the Bond Fund after payment in full of all Bonds (taking into consideration that sufficient monies or obligations such as are described in Section 902 hereof must be retained in the Bond Fund to pay all principal of, premium, if any, and interest then due and payable with respect to each Bond not yet presented for payment and to pay all principal, premium, if any, and interest relating to each Bond which is not yet due and payable but with respect to which the lien of this Indenture has been defeased upon compliance with Article IX hereof), and after payment of all of the fees, charges and expenses of the Bond Agents which have accrued and which will accrue and all other items required to be paid hereunder, if any, shall be paid to the Lessee upon the expiration or sooner termination of the term of the Lease as provided in Article XI of the Lease.

(b) Any moneys held by the Trustee in the Bond Fund in trust for the payment of the principal of or interest on any Bond remaining unclaimed for two years after such principal, premium, if any, or interest has become due and payable shall be paid to the Lessee, and the holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Lessee for the payment thereof and all liability of the Trustee with respect to such trust money shall thereupon cease.

ARTICLE VI

CUSTODY AND APPLICATION OF PROCEEDS OF BONDS

Section 6.01 Disposition of Accrued Interest; Disposition of Bond Proceeds. The proceeds from the sale of the 2002 Bonds (including all installment payments made pursuant to the Bond Purchase Agreement) shall be paid into the hereinafter defined Project Fund.

Section 6.02 Project Fund: Disbursements.

(a) A special fund is hereby created by the Issuer and ordered established with the Trustee to be designated “Development Authority of Fulton County Project Fund ADESA Atlanta, LLC Project.”

(b) Monies in the Project Fund shall be disbursed in accordance with the Lease, particularly Section 4.3 thereof.

(c) All payments from the Project Fund shall be made as directed by an Authorized Lessee Representative upon checks signed or wire transfers, or in such other manner as may be provided for in any Home Office Payment Agreement.

(d) All monies in and all securities held for the credit of the Project Fund shall be subject to a lien and charge in favor of the holders of the Bonds and shall be held for the security of such holders until paid out in the manner provided for hereinabove.

(e) The Trustee shall maintain adequate records pertaining to the Project Fund and all disbursements therefrom, and after the Project has been completed and the Completion Certificate has been filed with the Trustee as provided in Section 603 hereof, the Trustee shall file an accounting thereof with the Lessee.

Section 6.03 Completion and Occupancy of Project. If the acquisition and installation of the Project has not occurred prior to the Closing Date, the Completion Date shall be evidenced to the Issuer and the Trustee by the Completion Certificate executed and delivered by the Lessee in accordance with Section 4.5 of the Lease.

Section 6.04 Surplus Money in Project Fund. Upon receipt by the Trustee of the Completion Certificate pursuant to Section 4.5 of the Lease, all monies remaining in the Project Fund (including monies earned on investments made pursuant to the provisions of Section 701 hereof), except for amounts retained in the Project Fund for the payment of Project Costs not then due and payable, shall be paid into the Bond Fund and used by the Trustee for the payment of the principal of Bonds or for the purchase of the Bonds in the open market in the manner provided under Article III hereof. Any amounts paid into the Project Fund after the delivery of the Completion Certificate in accordance with the requirements of Section 4.5 of the Lease, except for amounts retained in the Project Fund for the payment of Project Costs not then due and payable, shall be used for the payment of the principal of the Bonds or for the purchase of the Bonds in the open market in the same manner heretofore provided in this Section for amounts remaining on the Completion Date.

ARTICLE VII

INVESTMENTS; DEPOSIT OF FUNDS

Section 7.01 Project Fund Investments. Any monies held as a part of the Project Fund shall be invested in obligations which are Permitted Investments. Such investments shall be made upon the written direction of an Authorized Lessee Representative. Each written investment direction given under this Section shall include a certification that such investments constitute Permitted Investments under the terms of this Indenture. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Project Fund and the interest accruing thereon and any profit resulting therefrom shall be credited to the Project Fund and any loss resulting therefrom shall be charged to the Project Fund. The Trustee may make any such investments through its own investment department or that of any Affiliate of the Trustee and shall not have any liability for any loss resulting from any investment made and administered in accordance with this Section.

Section 7.02 Bond Fund Investments. Monies held in the Bond Fund Redemption and Principal and Interest Accounts shall, at the written direction of an Authorized Lessee Representative, be invested and reinvested by the Trustee in Permitted Investments in accordance with the treatment prescribed for Project Fund monies in Section 701 hereof. Investments shall mature at such times and in such amounts as will permit the timely payment of the amounts required to be paid from the Bond Fund. Such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Redemption Account or the Principal and Interest Account, as the case may be, and the interest accruing thereon and any profit realized therefrom shall be credited to the Redemption Account or the Principal and Interest Account, as the case may be, and any loss resulting therefrom shall be charged to the Redemption Account or the Principal and Interest Account, as the case may be. The Trustee is directed to sell and convert to cash a sufficient amount of such investments in the Bond Fund whenever the cash held in the Bond Fund is insufficient to provide for the payment of the principal of (whether at the maturity date or redemption date prior to maturity), premium, if any, and interest on the Bonds as the same become due and payable. The Trustee may make any such investments through its own investment department or that of any Affiliate of the Trustee and shall not be liable for any investment, or the sale thereof, made in accordance with the provisions of this Article VII.

Section 7.03 Deposit of Funds. All monies received by the Issuer in connection with the issuance of the Bonds or otherwise in connection with or arising out of the Issuer’s interest in the Project shall be deposited with the Trustee in accordance with the provisions of Article VI of this Indenture. All monies deposited shall be applied in accordance with the terms and for the purposes herein set forth and shall not be subject to lien or attachment by any creditor of the Issuer.

ARTICLE VIII

SUBORDINATION TO RIGHTS OF THE LESSEE

Section 8.01 Subordination to Rights of the Lessee. This Indenture and the rights, options and privileges of the Trustee and the holders of the Bonds hereunder and under the Lease, are specifically made subject to and subordinate to the rights, options, and privileges of the Lessee set forth in the Lease, and the Lessee shall be suffered and permitted to possess, use, and enjoy the Project and its appurtenances so as to carry out its obligations under the Lease.

Section 8.02 Release of Portions of the Project. Reference is made to the provisions of the Lease, including, without limitation, Sections 6.2 and 11.2 thereof, wherein the Lessee has been granted the right to remove, dispose of and/or acquire certain portions of the Project upon compliance with the terms and conditions of the Lease. The Issuer and the Lessee have agreed under the Lease that upon compliance with the conditions applicable to the release of certain portions of the Project, any such portions of the Project which are released shall automatically cease to be subject to the Lease and by virtue thereof this Indenture and shall be released therefrom and herefrom without the necessity of any further action by the Issuer, the Lessee, the Trustee or any other Person.

Section 8.03 Release of Equipment. Reference is made to the provisions of the Lease, including, without limitation, Section 6.2 thereof, wherein the Lessee has been granted the right to remove from the Project items of Equipment upon compliance with the terms and conditions of the Lease. The Issuer and the Lessee have agreed under the Lease that upon compliance with the conditions applicable to the release of items of Equipment, any such items of Equipment which are released shall automatically cease to be subject to the Lease and by virtue thereof this Indenture and shall be released therefrom and herefrom without the necessity of any further action by the Issuer, the Lessee, the Trustee or any other Person.

Section 8.04 Granting of Easements. Reference is made to the provisions of the Lease, including, without limitation, Section 8.5 thereof, wherein the Lessee has reserved the right to grant or release easements and take other action upon compliance with the terms and conditions of the Lease. The Issuer agrees to confirm in writing any action taken by the Lessee under said Section 8.5 upon compliance with the provisions of the Lease.

Section 8.05 Further Assurances. The Trustee, at the written request of the Issuer or the Lessee, shall (i) confirm in writing that all rights to and liens on the Project or any part thereof which may be released pursuant to the terms of the Lease which may be afforded under this Indenture shall be released and terminated upon compliance with the terms of the Lease and (ii) execute or cause to be executed any and all instruments reasonably requested by the Issuer or the Lessee to effectuate a conveyance of the Project or any part thereof or the release of any lien or security interest therein.

ARTICLE IX

DISCHARGE OF LIEN

Section 9.01 Discharge of Lien. If the Issuer shall pay or cause to be paid the principal of, premium, if any, and interest on the Bonds at the times and in the manner stipulated therein and herein, and if the Issuer shall keep, perform and observe all and singular the covenants and agreements in the Bonds and in this Indenture expressed as to be kept, performed and observed by it or on its part, then the lien of this Indenture shall cease, determine and be void. The Trustee shall thereupon execute and deliver to the Issuer such instruments in writing as shall be required to evidence the same, and reconvey to the Issuer the Trust Estate, and assign and deliver to the Issuer so much of the Trust Estate as may be in its possession or subject to its control, except for monies and securities held in the Bond Fund for the purpose of paying Bonds which have not yet been presented for payment and monies and obligations in the Bond Fund required to be paid to the Lessee pursuant to Section 509 hereof.

Section 9.02 Provision for Payment of Bonds. The Bonds shall be deemed to have been paid within the meaning of Section 901 hereof if:

(a) (1) there shall have been irrevocably deposited into the Bond Fund or in a separate escrow fund expressly created for such purpose either (i) monies in an amount, and/or (ii) Governmental Obligations the principal of, premium, if any, and interest on which when due, will provide monies in an amount which, without further investment or reinvestment, and together with the monies, if any, deposited with or held by the Trustee at the same time and available for such purpose pursuant to this Indenture, shall be sufficient to pay the principal of and interest due and to become due on the Bonds at their respective maturities (as evidenced by a certification to such effect by an Independent Auditor delivered to the Trustee), and there shall have been paid to each of the Bond Agents all of the fees and expenses due or to become due to such parties, in connection with the discharge of their respective obligations in connection with the payment or redemption of the Bonds, or otherwise with respect thereto, or there shall have been made arrangements satisfactory to said Bond Agents for such payment or (2) there shall have been surrendered for cancellation all outstanding Bonds in accordance with Section 9.6(c) of the Lease; and

(b) in case the Bonds are to be redeemed prior to their maturity, the Issuer shall have given to the Trustee in form satisfactory to the Trustee irrevocable instructions to redeem the Bonds on the date or dates indicated and either evidence satisfactory to the Trustee that all redemption notices required hereunder have been given or irrevocable power authorizing the Trustee to give such redemption notices. As a condition to any such payment, the Trustee in its discretion may require the delivery of a certification by an Independent Auditor of the sufficiency of any such deposit, provided that no such certification shall be required if all of the Bonds are held by the Lessee and/or its Affiliates.

ARTICLE X

DEFAULT PROVISIONS AND REMEDIES OF BONDHOLDERS

Section 10.01 Defaults. If any of the following events occurs, subject to the terms of Section 1007 hereof, it is hereby defined as and declared to be and to constitute an “Event of Default” under this Indenture:

(a) default in the due and punctual payment of any interest on any Bond and the continuance of such default for a period of thirty (30) calendar days; or

(b) default in the due and punctual payment of the principal of or redemption premium, if any, on any Bond, whether at the maturity date or the redemption date prior to maturity and the continuance of such default for a period of thirty (30) calendar days; or

(c) default in the performance or observance of any other of the covenants, agreements, or conditions on the part of the Issuer under this Indenture or in the Bonds contained; or

(d) the occurrence of any event of default under the Lease as provided in Section 10.1 thereof and receipt by the Trustee of a written request to accelerate the principal amount of the

Bonds then Outstanding from the holders of more than 50% in aggregate principal amount of the Bonds then Outstanding; provided that no such written request shall be required upon the occurrence of an event of default under subsections (d) or (e) of Section 10.1 of the Lease.

Section 10.02 Acceleration. Upon the occurrence and during the continuance of any Event of Default hereunder, the Trustee may, and upon receipt of written instructions from the holders of more than 50% in aggregate principal amount of Bonds then outstanding, shall, by notice in writing delivered to the Issuer, declare the principal of all Bonds and the interest accrued thereon to the date of such acceleration to be immediately due and payable, and the same shall thereupon become and be immediately due and payable; provided, however, the Bonds then Outstanding shall be accelerated automatically and without the necessity of any declaration or the taking of any other action upon the occurrence of an event of default under subsection (d) or (e) of Section 10.1 of the Lease.

Section 10.03 Other Remedies. Upon the occurrence and during the continuance of any Event of Default hereunder, the Trustee shall have the power to proceed with any right or remedy granted under the Lease Documents or by the Constitution and laws of the State of Georgia, as it may deem best, including any suit, action or special proceeding in equity or at law for the specific performance of any covenant or agreement contained herein or for the enforcement of any proper legal or equitable remedy as the Trustee shall deem most effectual to protect the rights aforesaid, insofar as such may be authorized by law, and the right to the appointment, as a matter of right and without regard to the sufficiency of the security afforded by the Trust Estate, of a receiver for all or any part of the Trust Estate. In the event all the 2002 Bonds are held by the Purchaser or one or more Affiliates of the Purchaser, the Trustee shall exercise no rights or remedies and shall not authorize the Issuer to exercise any right or remedy without providing such holders at least five Business Days’ advance written notice thereof. In the event the holders of at least 50% in aggregate principal amount of said Bonds instruct the Trustee and the Issuer to take no action, the Trustee and the Issuer shall comply with such instructions and shall incur no liability as a result of such compliance. The rights here specified are to be cumulative to all other available rights, remedies, or powers and shall not exclude any such rights, remedies or powers. Without intending to limit the foregoing rights, remedies and powers by virtue of such specification, the Trustee is authorized to further assign the Issuer’s right, title and interest in the Lease to a third party, provided that the Trustee shall provide written notice of such assignment to the Issuer at least one business day prior to the effective date of any such assignment.

Section 10.04 Rights of Bondholders. Upon the occurrence of any Event of Default and if requested to do so by the holders of more than 50% in principal amount of the Bonds Outstanding and indemnified as provided in Section 1301(m) hereof, the Trustee shall be obliged to exercise such rights and remedies conferred by this Indenture and the Lease as the holders of the Bonds shall have instructed the Trustee, subject to the following:

(a) No right or remedy by the terms of this Indenture conferred upon or reserved to the Trustee or the holders of the Bonds is intended to be exclusive of any other right or remedy, but each and every such right and remedy shall be cumulative and shall be in addition to any other right or remedy given to the Bondholders or now or hereafter existing at law, in equity, or by statute.

(b) No delay or omission to exercise any right or remedy accruing upon any Event of Default hereunder shall impair any such right or remedy or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right and remedy may be exercised from time to time and as often as may be deemed expedient.

(c) No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent Event of Default or shall impair any rights or remedies consequent thereon.

Section 10.05 Application of Monies.

(a) All monies received pursuant to any right given or action taken under the provisions of this Article and any monies available in the funds and accounts shall, after payment of the costs and expenses of the proceedings resulting in the collection of such monies and of the expenses, liabilities and advances incurred or made by the Trustee in connection therewith and all other amounts due and payable to the Trustee hereunder or under the Lease, be deposited in the Principal and Interest Account, on a pro rata basis, and all monies in the Bond Fund shall be applied as follows:

(i) Unless the principal of all the Bonds shall have become or shall have been declared due and payable, all such monies shall be applied by the Trustee:

First—To the payment to the Persons entitled thereto of all installments of interest then due on the Bonds (other than installments of interest on Bonds with respect to the payment of which monies or securities are set aside in the respective Bond Fund), in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the Persons entitled thereto, without any discrimination or privilege; and

Second—To the payment to the Persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than principal of Bonds with respect to the payment of which monies or securities are set aside in the Bond Fund), in the order of their due dates, with interest on such Bonds from the respective dates upon which they become due and, if the amount available shall not be sufficient to pay in full Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the Persons entitled thereto without any discrimination or privilege.

(ii) If the principal of all the Bonds shall have become due or shall have been declared due and payable, all such monies shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds (other than principal of and interest on Bonds with respect to the payment of which monies or securities are set aside in the Bond Fund), without preference or priority of principal and interest one over the other, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the Persons entitled thereto without any discrimination or privilege.

If the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of this Article then, subject to the provisions of paragraph (ii) of this subsection (a), in the event that the principal of all the Bonds shall later become due or be declared due and payable, the monies shall be applied in accordance with the provisions of paragraph (i) of this subsection (a).

(b) Whenever monies are to be applied pursuant to the provisions of this Section, such monies shall be applied at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such monies available for application and the likelihood of additional monies becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an interest payment date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such monies and of the fixing of any such date, and shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement or for cancellation if paid in full.

(c) Whenever all Bonds and interest thereon have been paid under the provisions of this Section and all expenses and charges of the Bond Agents, if any, have been paid, any balance remaining in the Bond Fund shall be paid to the Lessee as provided in Section 509 hereof.

Section 10.06 Termination of Proceedings. In case the Trustee or any Bondholder shall have proceeded to enforce any right or remedy under this Indenture by the appointment of a receiver, by entry, or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer, the Trustee and the Bondholders shall be restored to their former positions and rights hereunder with respect to the Trust Estate, and all rights, remedies and powers of the Trustee and the Bondholders shall continue as if no such proceedings had been taken.

Section 10.07 Notice of Events of Default; Opportunity of the Issuer and Lessee to Cure Defaults.

(a) No Event of Default specified in subsection 1001(c) hereof shall constitute an Event of Default hereunder until notice of such Event of Default by registered or certified mail shall be given by the Trustee to the Issuer and the Lessee, and the Issuer shall have had thirty (30) days after receipt of such notice to correct said Event of Default or cause said Event of Default to be corrected, and the Issuer shall not have corrected said Event of Default or caused said Event of Default to be corrected within the applicable period; provided further, that if an Event of Default specified in said subsection 1001(c) be such that it can be corrected but not within the period specified herein, it shall not constitute the basis of an Event of Default hereunder if corrective action capable of remedying such Event of Default is instituted by the Issuer within the applicable period and diligently pursued until the Event of Default is corrected, unless, by such action, the lien or charge hereof on any part of the Trust Estate shall be materially endangered or the Project or the revenue therefrom or any part thereof shall be subject to loss or forfeiture.

(b) With regard to any Event of Default concerning which notice is given to the Lessee or the Issuer under the provisions of this Section 1007, the Issuer hereby grants to the Lessee full authority to perform any obligation the performance of which by the Issuer is alleged in such notice to be in default, such performance by the Lessee to be in the name and stead of the Issuer with full power to do any and all things and acts to the same extent that the Issuer could do and perform any such things and acts and with power of substitution.

Section 10.08 Waivers of Events of Default. The Trustee (a) may in its discretion waive any Event of Default hereunder and its consequences and rescind any acceleration of maturity of principal and its consequences, if such Event of Default has been cured and there is no longer continuing any Event of Default hereunder, and (b) shall waive any Event of Default hereunder and its consequences and rescind any acceleration of maturity of principal, upon the written request of the owners of a majority in principal amount of the Bonds outstanding; provided, however, that there shall not be waived (i) any Event of Default pertaining to the payment of the principal or premium, if any, of any Bond at its maturity date or any prepayment date prior to maturity, or (ii) any Event of Default pertaining to the payment when due of the interest on any Bond, unless prior to such waiver or rescission, all arrears of principal (due otherwise than by acceleration) and interest, with interest (to the extent permitted by law) at the rate borne by the Bonds on overdue installments of principal, premium, if any, and interest and all arrears of payments of principal when due, as the case may be, and all expenses of the Trustee in connection with such Event of Default, shall have been paid or provided for, and in case of any such waiver or rescission, or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee and the owners of the Bonds shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

Section 10.09 Right of Holders of the Bonds to Direct Proceedings. Anything in this Indenture to the contrary notwithstanding, but subject to the provisions of Section 1301(m) hereof, the owners of not less than a majority in principal amount of Bonds outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture, or for the appointment of a receiver or any other proceedings hereunder; provided, that such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture.

Section 10.10 Rights and Remedies Vested in Trustee. Subject to the provisions of Section 1004, all rights and remedies (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceedings relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any owners of the Bonds, and any recovery of judgment shall be for the equal benefit of the owners of the Bonds.

Section 10.11 Rights and Remedies of Owners of the Bonds. No owner of any Bonds shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Indenture, for the execution of any trust thereof or for the appointment of a receiver or to enforce any other right or remedy hereunder, unless an Event of Default has occurred of which the Trustee has been notified as provided in subsection (h) of Section 1301 hereof, or of which by said subsection it is deemed to have notice, and the owners of not less than a majority in principal amount of Bonds outstanding shall have made written request to the Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also such owners have offered to the Trustee indemnity as provided in Section 1301 hereof, nor unless also the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its, his or their own name or names. Such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to the execution of the powers and trusts of this Indenture and to any action or cause of action for the enforcement of this Indenture, or for the appointment of a receiver or for any other right or remedy hereunder; it being understood and intended that no one or more owners of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his or their action or to enforce any right or remedy hereunder except in the manner herein provided, and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the owners of all Bonds. Nothing in this Indenture contained shall, however, affect or impair the right of any owner of the Bonds to enforce the payment of the principal of, premium, if any, and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective owners hereof at the time, place, from the source and in the manner expressed in the Bonds.

ARTICLE XI

SUPPLEMENTAL INDENTURES

Section 11.01 Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer may, without the consent of, or notice to, any of the Bondholders, adopt an indenture or indentures supplemental to this Indenture as shall not be inconsistent with the terms and provisions hereof for any one or more of the following purposes:

(a) to cure any ambiguity or formal defect or omission in this Indenture;

(b) to grant to or confer for the benefit of the Bondholders any additional rights, remedies, powers or authorities that may lawfully be granted to or conferred upon the Bondholders;

(c) to subject to the lien and pledge of this Indenture additional rents, revenues, receipts, properties or collateral;

(d) to issue and to secure the payment of Additional Bonds as provided in Section 208 hereof; and

(e) in connection with any other changes hereto which shall be deemed necessary or desirable for the purpose of modifying or altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained herein which do not prejudice the interests of the Bondholders.

Section 11.02 Supplemental Indentures Requiring Consent of Bondholders. Exclusive of supplemental indentures covered by Section 1101 hereof and subject to the terms and provisions contained in this Section, and not otherwise, the holders of not less than two-thirds (2/3) in principal amount of the Bonds then outstanding shall have the right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the adoption by the Issuer of such other indenture or indentures supplemental hereto as shall be deemed necessary or desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section shall permit, or be construed as permitting (in each case, without the consent of the Bondholders affected thereby):

(a) an extension of the maturity date on which the principal of, premium, if any, or interest on any Bond is, or is to become, due and payable;

(b) a reduction in the principal amount of any Bond or Bonds, the rate of interest thereon, or any redemption premium;

(c) a privilege or priority of any Bond or Bonds over any other Bond or Bonds;

(d) a reduction in the principal amount of the Bonds required for consent to any supplemental indenture;

(e) an alteration of the date fixed in any of the Bonds for the payment of the principal of, premium, if any, or interest on any Bond or other modification of the terms of payment of the principal at maturity of or interest or redemption premium, if any, on any Bond or imposition of any conditions with respect to such payment or adversely affecting the right of the owner of any Bond, which is absolute and unconditional, to institute suit for the enforcement of any such payment as provided herein;

(f) any action affecting the rights of the owners of less than all of the Bonds then outstanding;

(g) any action to increase the percentage of the principal amount of Bonds the action of the owners of which shall be required to declare all outstanding Bonds to be due pursuant to the provisions of Section 1002 hereof; or

(h) the creation of any lien or charge on any of the Trust Estate prior to or superior to the lien or charge created on the Trust Estate as security for the payment of the Bonds and any Additional Bonds hereafter issued pursuant to the provisions of this Indenture.

If the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, upon receipt of satisfactory indemnity with respect to the expenses to be incurred, the Trustee shall cause notice of the proposed execution of such supplemental indenture to be given in writing by registered or certified mail postage prepaid to the registered owners of all Bonds Outstanding. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Bondholders. If, within sixty (60) days, or such longer period as shall be prescribed by the Issuer, following the mailing of such notice, the holders of not less than two-thirds (2/3) in principal amount of the Bonds shall have consented to and approved the execution of such supplemental indenture as herein provided, no holder of any Bond shall have the right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Issuer from executing the same or from taking any action pursuant to the provisions thereof. Upon the execution of any such supplemental indenture as in this Section permitted and provided, this Indenture shall be modified and amended in accordance therewith.

Anything herein to the contrary notwithstanding, a supplemental indenture under this Article XI shall not become effective unless and until the Lessee shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be delivered to the Lessee at least fifteen (15) days prior to the proposed date of execution of any such supplemental indenture.

Section 11.03 Execution of Supplemental Indentures. As a condition to executing any supplemental indenture pursuant to this Article XI, the Trustee shall be entitled to receive, and shall be fully protected in relying on, an opinion of Counsel stating that the supplemental indenture is authorized and permitted by this Indenture and all conditions precedent to the execution thereof have been satisfied. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee’s own rights, duties, or immunities under this Indenture or otherwise.

ARTICLE XII

AMENDMENT OF LEASE DOCUMENTS

Section 12.01 Amendments to Lease Documents Not Requiring Consent of Bondholders. Any amendment, change or modification of the Lease Documents as may be required (i) by the provisions of the Lease or this Indenture, (ii) for the purpose of curing any ambiguity or formal defect or omission in the Lease Documents, (iii) in connection with the property included in the Project as described and defined in the Lease so as to more precisely identify the same or substitute additional property acquired with the proceeds of the Bonds in accordance with the provisions of Sections 4.2(b) and 6.2 of the Lease or release portions of the Project pursuant to the terms of the Lease, (iv) in connection with additional real estate which pursuant to the Lease is to become part of the Land or (v) in connection with any other changes thereto which shall be deemed necessary or desirable and which do not prejudice the interests of the Bondholders, may be effected without the consent of, or notice to, the Bondholders.

Section 12.02 Amendments to Lease Documents Requiring Consent of Bondholders. Except for the amendments, changes or modifications as provided in Section 1201 hereof, no amendment, change, or modification of the Lease Documents shall be effected unless the Trustee has given notice thereof to the Bondholders and has received the written approval or consent of the holders of not less than two-thirds (2/3) in principal amount of the Bonds at the time Outstanding in the manner set forth in Section 1102 hereof. If at any time the Issuer and the Lessee shall desire to effect any proposed amendment, change or modification of any of the Lease Documents, the Trustee shall cause notice of such proposed amendment, change or modification to be mailed in the same manner as provided by Section 1102 hereof with respect to proposed supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by Bondholders.

ARTICLE XIII

THE TRUSTEE

Section 13.01 Acceptance of the Trusts. The Trustee hereby accepts the trusts imposed upon it by this Indenture, but only upon and subject to the following express terms and conditions:

(a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. Following the occurrence of an Event of Default and prior to the curing of all Events of Default, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of Counsel concerning all matters of trust hereof and the duties hereunder, and may in all cases pay such reasonable compensation to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Lessee), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

(c) The Trustee shall not be responsible for any recital herein, or in the Bonds (except in respect to the authentication certificate of the Trustee endorsed on the Bonds), or for the recording or re-recording, filing or re-filing of this Indenture, or the Lease, or for insuring the Trust Estate or any part of the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds, or for the value of or title in and to the Trust Estate or any part of the Project or otherwise as to the maintenance of the security hereof; but the Trustee may require of the Issuer or the Lessee full information and advice as to the performance of the covenants, agreements and conditions aforesaid and as to the condition of the Trust Estate.

(d) Except to the extent herein specifically provided, the Trustee shall not be accountable for the use of any of the Bond proceeds. The Trustee may become the owner of Bonds with the same rights which it would have if it were not Trustee.

(e) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or documents believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Trustee, pursuant to this Indenture upon the request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the owner of any Bond, shall be conclusive and binding upon all future owners of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

(f) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by the Chairman or Vice Chairman of the Issuer and attested by the Secretary or Assistant Secretary of the Issuer as sufficient evidence of the facts therein contained, and prior to the occurrence of a Default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary or Assistant Secretary of the Issuer under its seal to the effect that a resolution in the form therein set forth has been adopted by the Issuer as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

(g) Except as expressly provided otherwise herein, any discretionary rights conferred upon the Trustee shall not be construed as imposing upon the Trustee an affirmative duty or obligation to act or abstain from acting, and the Trustee shall not be answerable for such other than its gross negligence or willful default.

(h) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder or under the Lease except failure by the Issuer to cause to be made any of the payments to the Trustee required to be made by Section 501 hereof and failure by the Lessee to make the rental and other payments required to be made under Article V of the Lease and except with respect to any default under Section 10.1 of the Lease written notice as to which has been given to the Trustee, unless the Trustee shall be specifically notified in writing of such Event of Default by the Issuer or by the owners of at least twenty-five percent (25%) in principal amount of the Bonds. All notices or other instruments required by this Indenture to be delivered to the Trustee must, in order to be effective, be delivered at the principal corporate trust office of the Trustee, and in the absence of such notice so delivered the Trustee may conclusively assume there is no Event of Default except as aforesaid.

(i) The Trustee shall not be personally liable for any debts contracted or for damages to persons or property, or for salaries or non-fulfillment of contracts during any period in which it may be in the possession of or managing the Project as in this Indenture provided.

(j) At reasonable times the Trustee, and its duly authorized agents, attorneys, experts, engineers, accountants and representatives who are acceptable to the Lessee, and accompanied by an official of the Lessee, shall have the right, but no duty, to inspect the Project as well as all books, papers and records of the Issuer pertaining to the Project and the Bonds, and to take copies of such memoranda from and in regard thereto only as required from the books, papers and records of the Issuer.

(k) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

(l) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates, opinions, appraisals or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee relevant to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

(m) Before taking any remedial action hereunder following an Event of Default, the Trustee may request an opinion of Counsel or may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which is adjudicated to have resulted from the negligence or willful default of the Trustee by reason of any action so taken. None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise to incur financial liability in the performance of any of its duties or the exercise of any of its rights or powers hereunder.

(n) All moneys received by the Trustee or any Trustee for the Bonds shall, until used or applied or invested as herein provided, be held in trust for the purpose for which they were received but need not be segregated from other funds except to the extent required herein or by law. Neither the Trustee nor any such Trustee shall be under any liability for interest on any moneys received hereunder except such as may be agreed upon under a separate written agreement.

(o) As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Lessee by an Authorized Lessee Representative as sufficient evidence of the facts therein contained, and prior to the occurrence of an Event of Default of which the Trustee has been notified as provided in subsection (h) of this Section, or of which by said subsection it is deemed to have notice, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Trustee may accept a certificate of the Secretary of the Lessee under its seal to the effect that a resolution in the form therein set forth has been adopted by the Lessee as conclusive evidence that such resolution has been duly adopted, and is in full force and effect.

(p) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture other than the application of moneys received for deposit into the Funds and Accounts hereunder and the payment of debt service on the Bonds from moneys in the Bond Fund, whether at the request or direction of any of the Bondholders pursuant to this Indenture or otherwise, unless the Bondowners shall have offered to the Trustee reasonable security or indemnity acceptable to it against the fees, advances, costs, expenses and liabilities (except as may result from the Trustee’s own gross negligence or willful misconduct) which might be incurred by it in connection with such rights or powers, including, without limitation, in connection with environmental contamination and the cleanup thereof.

(q) The Trustee may elect not to proceed in accordance with the directions of the Bondholders (except any direction provided pursuant to Section 1002 and 1003 hereof) without incurring any liability to the Bondholders if the Trustee reasonable determines that such direction would materially and adversely subject the Trustee in its individual capacity to environmental or other liability for which the Trustee has not received indemnity pursuant to this Section from the Bondholders, and the Trustee may rely upon an opinion of Counsel addressed to the Issuer and the Trustee in determining whether any action directed by Bondholders may result in such liability.

(r) The Trustee may inform the Bondholders of environmental hazards that the Trustee has reason to believe exist, and the Trustee has the right to take no further action and, in such event no fiduciary duty exists which imposes any obligation for further action, with respect to the Trust Estate or any portion thereof if the Trustee, in its individual capacity, determines that any such action would materially and adversely subject the Trustee to environmental or other liability to which the Trustee has not received indemnity pursuant to this Section.

Section 13.02 Notice to Owners of Bonds If Event of Default Occurs. If an Event of Default occurs of which the Trustee is by subsection (h) of Section 1301 hereof required to take notice then the Trustee shall give written notice thereof by certified or registered mail to the registered owners of Bonds, and, as to Events of Default described in Section 1001(c) hereof, to the Issuer and the registered owners of Bonds by certified or registered mail.

Section 13.03 Intervention by Trustee. In any judicial proceeding to which the Issuer is a party which, in the opinion of the Trustee and its Counsel, has a substantial bearing on the interest of the owners of the Bonds, the Trustee shall give the Bondholders written notice thereof and shall intervene on behalf of the owners of the Bonds if so requested in writing by the owners of at least a majority in principal amount of the Bonds then Outstanding. The rights and obligations of the Trustee under this Section are subject to the approval of a court of competent jurisdiction.

Section 13.04 Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its corporate trust business or assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, merger, consolidation, sale or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the Trust Estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

Section 13.05 Resignation by the Trustee. The Trustee and any successor Trustee may at any time resign from the trusts hereby created by giving sixty (60) days’ written notice to the Issuer and the Lessee and by first class mail to each registered owner of Bonds, and such resignation shall take effect on the later to occur of (i) the end of such sixty (60) day period, or (ii) the appointment of a successor Trustee by the owners of the Bonds or by the Issuer. Such notice to the Issuer may be served personally or sent by registered or certified mail.

Section 13.06 Removal of the Trustee. The Trustee may be removed at any time, by an instrument or concurrent instruments in writing delivered to the Trustee and to the Issuer, and signed by either (i) the owners of a majority in principal amount of the Bonds then Outstanding or (ii) the Lessee, so long as no event of default exists under Section 10.1 of the Lease.

Section 13.07 Appointment of Successor Trustee; Temporary Trustee. If the Trustee hereunder shall resign, be removed, be dissolved, be in course of dissolution or liquidation, or shall otherwise become incapable of acting hereunder or in case it shall be taken under the control of any public officer, officers or a receiver appointed by a court, a successor may be appointed by (i) the Lessee, unless an event of default exists under Section 10.1 of the Lease, or (ii) the owners of a majority in principal amount of the Bonds, by an instrument or concurrent instruments in writing signed by the Lessee or such owners, or by their attorneys in fact, as the case may be, duly authorized; provided, nevertheless, that in case of such vacancy the Issuer by an instrument signed by the Chairman or Vice Chairman of the Issuer and attested by the Secretary or Assistant Secretary of the Issuer under its seal, may appoint a temporary Trustee to fill such vacancy until a successor Trustee shall be appointed by the Lessee or the owners of the Bonds in the manner above provided; and any such temporary Trustee shall immediately and without further act be superseded by the Trustee so appointed by the Lessee or the owners of the Bonds. Every such Trustee appointed pursuant to the provisions of this Section shall be a trust company or bank (having trust powers) in good standing, within or outside the State of Georgia, having individually or together with its banking Affiliates an unimpaired capital and surplus of not less than fifty million dollars ($50,000,000), if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

Section 13.08 Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder; and every predecessor Trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee in order to more fully and certainly vest in such successor the estates, properties, rights, powers and trusts hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Article, shall be filed and/or recorded by the successor Trustee in each recording office where the Indenture and Lease shall have been filed and/or recorded.

Section 13.09 Right of Trustee to Pay Taxes and Other Charges. If any tax, assessment or governmental or other charge upon any part of the Trust Estate or the Project is not paid as required herein, the Trustee may pay such tax, assessment or charge, without prejudice, however, to any rights of the Trustee or the owners of the Bonds hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the rate per annum borne by the Bonds, shall become so much additional indebtedness secured by this Indenture, and the same shall be given a preference in payment over the principal of and interest on the Bonds and shall be paid out of the revenues and receipts from the Trust Estate, if not otherwise caused to be paid; but the Trustee shall not be under obligation to and shall not make any such payment unless it shall have been requested to do so by the owners of a majority in principal amount of the Bonds and shall have been provided with sufficient moneys for the purpose of making such payment.

Section 13.10 Trustee Protected in Relying Upon Resolutions, etc. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of moneys hereunder.

Section 13.11 Successor Trustee as Paying Agent, Authenticating Agent and Bond Registrar. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or has been removed shall cease to be the owner of the Project Fund and Bond Fund and shall cease serving as Paying Agent, Authenticating Agent and Bond Registrar, to the extent the Trustee was at such time serving in one or more of such capacities, and the successor Trustee shall become automatically such owner and such Paying Agent, Authenticating Agent, and Bond Registrar, to the extent the Trustee was at such time serving in one or more of such capacities.

Section 13.12 Trust Estate May Be Vested in Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction (including particularly the laws of the State of Georgia) denying or restricting the right of banking corporations or associations to transact business as a trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the occurrence of a Default, it may be necessary that the Trustee appoint an additional individual or institution as a separate Trustee or Co-Trustee. The following provisions of this Section 1312 are adapted to these ends.

In the event of the incapacity or lack of authority of the Trustee, by reason of any present or future law of any jurisdiction, to exercise any of the rights, powers and trusts herein granted to the Trustee or to hold title to the Trust Estate or take any other action which may be necessary or desirable in connection therewith, the Issuer with the consent of the Lessee may appoint a separate Trustee or Co-Trustee and each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate Trustee or Co-Trustee but only to the extent necessary to enable the separate Trustee or Co-Trustee to exercise such rights, powers and trusts, and every covenant and obligation necessary to the exercise thereof by such separate Trustee or Co-Trustee shall run to and be enforceable by either of them.

Should any deed, conveyance or instrument in writing from the Issuer be required by the separate Trustee or Co-Trustee so appointed by the Trustee in order to more fully and certainly vest in and confirm to him or it such properties, rights, powers, trusts, duties and obligations, any and all such deeds, conveyances and instruments shall, on request, be executed, acknowledged and delivered by the Issuer. In case any separate Trustee or Co-Trustee or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate Trustee or Co-Trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new Trustee or successor to such separate Trustee or Co-Trustee.

Section 13.13 Continuation Statements. The Trustee shall file continuation statements for the purpose of continuing without lapse the effectiveness of (i) those Financing Statements which shall have been filed at or prior to the issuance of the Bonds in connection with the security for the Bonds pursuant to the authority of the applicable Uniform Commercial Code, and (ii) any previously filed continuation statements which shall have been filed as herein required. The Issuer agrees to sign such continuation statements as may be requested of it from time to time by the Lessee or the Trustee.

ARTICLE XIV

IMMUNITY OF MEMBERS, OFFICERS

AND EMPLOYEES OF THE ISSUER AND TRUSTEE

No recourse shall be had for the payment of the principal of, redemption premium, if any or interest on the Bonds, or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation covenant, or agreement of this Indenture, against any member, officer, employee or agent, as such, past, present or future, of the Issuer or the Trustee or of any successor, either directly or through the Issuer or the Trustee or any successor, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly agreed and understood that this Indenture and the Bonds are solely limited obligations and that no personal liability whatsoever shall attach to, or be incurred by, any member, officer, employee or agent, as such, past, present or future, of the Issuer or the Trustee or any successor, either directly or through the Issuer or the Trustee or any successor, because of the incurring of any indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this Indenture or in the Bonds or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such member, officer, employee and agent, by the acceptance of any of the Bonds and as a condition of, and as part of the consideration for, the adoption of this Indenture and the issuance of the Bonds, expressly waived and released. This immunity shall not apply to gross negligence, intentional misconduct or acts or omissions taken or suffered in bad faith.

ARTICLE XV

MISCELLANEOUS

Section 15.01 Consents of Bondholders.

(a) Any request, demand, authorization, direction, notice, consent, waiver, or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by their agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Issuer, and, where it is expressly required, to the Issuer and the Lessee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive if made in the manner provided in this Section.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute proof of his authority.

(c) The fact and date of execution of any such instrument or writing may also be proved in any other manner which the Issuer deems sufficient, and the Issuer or the Trustee, as the case may be, may in any instance require further proof with respect to any of the matters referred to in this Section.

(d) The ownership of Bonds shall be proved by the registration books kept by the Bond Registrar.

(e) Any request, demand, authorization, direction, notice, consent, waiver, or other action by any Bondholder shall bind every future holder of the same Bond in respect of anything done or suffered to be done by any Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Bond.

Section 15.02 Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any Person other than the Issuer, the Trustee, the Lessee, and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenants, agreements, conditions and provisions herein contained; this Indenture and all of the covenants, agreements, conditions and provisions hereof being intended to be and being for the sole exclusive benefit of the Issuer, the Trustee, the Lessee, and the holders of the Bonds as herein provided.

Section 15.03 Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any Constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

Section 15.04 Notices. It shall be sufficient service of any notice, request, complaint, demand or other paper if the same shall be duly mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

(a) If to the Issuer—

Development Authority of Fulton County

141 Pryor Street, S.W.

Suite 5001

Atlanta, Georgia 30303

with a copy to:

Nelson, Mullins, Riley & Scarborough

999 Peachtree Street, N.E.

Suite 1400

Atlanta, Georgia 30309

Attn: Lewis C. Horne, Jr., Esq.

Facsimile Number: (404) 817-6050

(b) If to the Lessee—

ADESA Atlanta, LLC

310 E. 96th Street

Suite 400

Indianapolis, Indiana 46240

Facsimile Number: (317) 815-3656

Attn: General Counsel

with a copy to:

Alston & Bird LLP

1201 West Peachtree Street

Atlanta, Georgia 30309

Attn: Glenn R. Thomson, Esq.

Facsimile Number: (404) 253-8145

(c) If to the Trustee—

SunTrust Bank

25 Park Place, 24th Floor

Atlanta, Georgia 30303-2900

Facsimile Number: (404) 588-7335

A duplicate copy of each notice, certificate or other communication given hereunder by any of the Issuer, the Lessee or the Trustee to any one of the others shall also be given to all of the others. The Issuer, the Lessee and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

Section 15.05 Payments Due on Saturdays, Sundays and Holidays. In any case where the date of maturity of principal of or interest on the Bonds or the date fixed for redemption of any Bonds shall be, in the city of payment, a Saturday, Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment of principal or interest need not be made on such date in such city but may be made on the next succeeding business day not a Saturday, Sunday, legal holiday or day upon which banking institutions are authorized by law to close with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 15.06 Laws Governing Resolution. The effect and meaning of this Indenture and the rights of all parties hereunder shall be governed by, and construed according to, the laws of the State of Georgia.

Section 15.07 Counterparts. Any person entitled to rely on this Indenture may conclusively rely on a counterpart hereof duly certified by the Secretary of the Issuer for any purpose and any such counterpart may be introduced in evidence in any court proceedings or in any other proceedings for the enforcement hereof to the same extent as if such counterpart constituted the original record of proceedings of the Issuer where this Indenture and the adoption hereof is recorded.

Section 15.08 Designation of Paying Agent, Authenticating Agent and Bond Registrar. The Trustee is hereby designated as the initial Paying Agent, Authenticating Agent and Bond Registrar. The Issuer shall at the direction of the Lessee, and may from time to time and with the prior consent of the Lessee, designate a successor or successors to the Paying Agent, Bond Registrar, or Authenticating Agent, whereupon any such successor shall undertake its responsibility in such capacity, but only in compliance with the provisions of this Indenture. Each such party may be removed at any time by the Lessee by an instrument in writing delivered to the Issuer and such party, such removal to take effect upon the appointment of a successor thereto and the acceptance by such successor of its duties and obligations hereunder.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Indenture through their respective duly authorized representatives as of the date first above written.

DEVELOPMENT AUTHORITY OF FULTON COUNTY

By:	/s/ Robert J. Shaw
Chairman

ATTEST:

/s/ Lewis C. Horne, Jr.
Asst. Secretary
(SEAL)

SUNTRUST BANK

By:	/s/ Jack Ellerin
Name:	Jack Ellerin
Title:	Assistant Vice President

EXHIBIT “A”

FORM OF BOND

UNITED STATES OF AMERICA

STATE OF GEORGIA

DEVELOPMENT AUTHORITY OF FULTON COUNTY

TAXABLE ECONOMIC DEVELOPMENT REVENUE BONDS

(ADESA ATLANTA, LLC PROJECT)

SERIES 2002

TRANSFER RESTRICTED

THIS BOND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE OR JURISDICTION, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER, THE TRUSTEE AND THE LESSEE OF THE PROJECT REFERRED TO IN THIS BOND TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE APPLICABLE SECURITIES LAWS.

THESE SECURITIES HAVE BEEN ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE “GEORGIA SECURITIES ACT OF 1973,” AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION UNDER SUCH ACT.

No.	Issuance Date:	Interest Rate:

FOR VALUE RECEIVED, the Development Authority of Fulton County (the “Issuer”), a body corporate and politic, duly created under the Development Authorities Law (O.C.G.A. §36-82-1, et seq.), as amended (the “Act”), hereby promises to pay to, the registered owner hereof, solely from the special fund hereinafter described and from no other source, on the Maturity Date (as herein defined), the Principal Amount (as defined in the hereinafter described Indenture), and to pay to the registered owner hereof solely from said special fund, interest thereon, from the Interest Payment Date (as herein defined) next preceding the date of authentication hereof, or if this Bond is authenticated on an Interest Payment Date (as hereinafter defined), from the date of authentication hereof, but if this Bond is authenticated prior to December 1, 2003, from the Issuance Date described above (provided, however, that if on the date of authentication hereof, interest on the hereinafter defined Bonds is in default, this Bond shall bear interest from the date to which interest hereon has been paid in full) at the interest rate described above. The interest on the 2002 Bond shall be payable annually on the first day of each December, commencing December 1, 2003 (each, an “Interest Payment Date”), computed on the basis of a 360-day year comprised of twelve 30-day months, by check mailed to the address of the registered owner as shown on the books kept by the Bond Registrar, hereinafter defined, on the fifteenth (15th) day of the month immediately preceding each Interest Payment Date (a “Record Date”); provided, however, that payment of interest on the Bonds may, at the option of any holder of Bonds in an aggregate principal amount of at least $1,000,000, be transmitted by electronic transfer to such holder to the bank account number on file with the Trustee upon the written request of such holder received by the Trustee not later than the fifteenth day next preceding any Interest Payment Date and containing the information and statements required under the Indenture. Both the principal hereof, any redemption premium, and the interest hereon are payable in lawful money of the United States of America at the Payment Office of SunTrust Bank, as trustee, paying agent, bond registrar and authenticating agent (the “Trustee”) under the hereinafter mentioned Indenture, or, if a successor is hereafter appointed, then at the Payment Office of such successor. In no event shall the interest rate on this Bond exceed the Fixed Rate (as herein defined). Payment of the principal and redemption price, including any premium, of each 2002 Bond upon maturity thereof shall be made upon surrender thereof at the Payment Office of the Trustee, except that in the event the Purchaser is the holder of any 2002 Bond at the maturity date, no surrender of such Bond will be required for the payment of such Bond. All payments shall be made in lawful money of the United States of America.

Reference is hereby made to the further provisions of this Bond set forth on the reverse side hereof and such further provisions shall for all purposes have the same effect as if set forth on the front side hereof.

It is hereby certified and recited that all acts, conditions and things required by the Constitution and laws of the State of Georgia to happen, exist, and be performed precedent to and in the issuance of this Bond and the execution of the Indenture by the Issuer, have happened, exist and have been performed.

This Bond shall not become valid or obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Authenticating Agent.

IN WITNESS WHEREOF, the Issuer has caused this Bond to be executed in its name by the manual or facsimile signature of its Chairman, and its corporate seal to be hereunto affixed or imprinted or otherwise reproduced hereon and attested by the manual or facsimile signature of its Secretary.

DEVELOPMENT AUTHORITY OF FULTON COUNTY

By:
Chairman

ATTEST:

Secretary
(SEAL)

* * * * * * * * * *

AUTHENTICATION CERTIFICATE

This Bond is one of the Bonds described in the within-mentioned Indenture and is hereby authenticated.

SunTrust Bank, as Authenticating Agent

By:
Authorized Representative

Date of Authentication:

* * * * * * * * * *

VALIDATION CERTIFICATE

STATE OF GEORGIA

COUNTY OF Fulton

The undersigned Clerk of the Superior Court of Fulton County, Georgia, keeper of the records and seal thereof, HEREBY CERTIFIES that this bond was validated and confirmed by judgment of the Superior Court of Fulton County, Georgia, in Civil Action No.             , rendered on the      day of         ,          that no intervention or objection was filed opposing the validation of said bond, and that no appeal of said judgment of validation has been taken.

IN WITNESS WHEREOF, I have caused this certificate to be executed by the use of my facsimile signature.

(SEAL)
Clerk
Superior Court
Fulton County, Georgia

* * * * * * * * * *

FORM FOR TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto                      (Tax Identification or Social Security No.             ) the                      within bond and all rights thereunder, and hereby irrevocably constitutes and appoints                      attorney to transfer the within bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

NOTE: The signature to this transfer must correspond with the name as it appears upon the face of the within bond in every particular, without alteration, enlargement or change whatsoever.
Signature Guaranteed:

(Bank, Broker or Firm)*

By:
(Authorized Officer)

Its Medallion Number:

*  Signature(s) must be guaranteed by an eligible guarantor institution which is a member of a recognized signature guarantee program, i.e., Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP), or New York Stock Exchange Medallion Signature Program (MSP).

[REVERSE SIDE OF BOND, IF PRINTED]

This Bond is one of an authorized issue of 2002 Bonds issued in the initial notational principal amount of $40,000,000 provided that interest on this Bond shall be calculated on the sum of the installment bond payments as reflected on the “Table of Installment Bond Payments” attached hereto, less the principal amount of partial redemptions made with respect to this Bond as reflected on the “Table of Partial Redemptions” attached hereto. The 2002 Bonds are being issued under and secured by a Trust Indenture, dated as of December 1, 2002, between the Issuer and the Trustee (as amended and supplemented from time to time in accordance with the terms thereof, collectively, the “Indenture”). The 2002 Bonds and any Additional Bonds issued under the terms of the Indenture are herein called the “Bonds”. The Bonds shall mature on the Maturity Date (as defined in the Indenture). Otherwise, the Bonds are of like tenor except as to number, series designation, interest rate, stated maturity and amounts. The Bonds are issued by the Issuer for the purpose of paying, in whole or in part, the costs relating to the acquisition, construction and equipping of certain facilities located in Fulton County, Georgia and facilities related thereto, all for use by and for the benefit of ADESA Atlanta, LLC and its successors and assigns (the “Lessee”) which facilities, as more particularly defined in the hereinafter defined Lease, shall be referred to hereinafter collectively as the “Project”, and have been leased to the Lessee, pursuant to, in compliance with, and in the execution of the powers and authority therefor provided by the Act.

This Bond is issued under the Indenture and pursuant to the Constitution and laws of the State of Georgia, including particularly the Act. Prior to the issuance hereof, the Issuer entered into a Lease Agreement, dated as of December 1, 2002 (as amended and supplemented from time to time in accordance with the terms thereof, the “Lease”), between the Issuer and the Lessee, pursuant to the terms of which the Lessee must pay to the Issuer rental payments which are committed and will be fully sufficient to pay the principal of and the interest on the Bonds as the same become due. Under the terms of the Lease, and except as provided in the Lease, it is the obligation of the Lessee to pay the cost of maintaining the Project in good repair, to keep it properly insured, and to pay all taxes, levies or other charges assessed against or with respect to the Project. As security for the payment of the Bonds, all right, title and interest of the Issuer in the rents, payments, revenues and earnings to be received under the terms of the Lease (excepting only certain Unassigned Rights (as defined in the Lease) generally relating to indemnification payments and payments to the Issuer for its fees and certain expenses incurred in connection therewith or otherwise arising out of or in connection with the Issuer’s interest in the Project) and all payments to be received under the terms of the Bond Purchase Agreement have been assigned and pledged for the benefit of the holders of the Bonds.

No recourse shall be had for the payment of the principal of or interest on this Bond against any officer or member of the Issuer. This Bond and the redemption premium, if any, and interest hereon shall not be deemed to constitute a debt of Fulton County, the State of Georgia, or any other political subdivision thereof, or a pledge of the faith and credit of Fulton County, of the State of Georgia, or of any other political subdivision thereof, but shall constitute a limited obligation of the Issuer and be payable solely from the Bond Fund provided for under the terms of the Indenture. The issuance of this Bond shall not directly, indirectly or contingently obligate Fulton County, the State of Georgia, or any other political subdivision, to levy or pledge any form of taxation whatever therefor or to make any appropriation for the payment hereof. This

Bond is payable solely from the rents and other payments to be received under the terms of the Lease and any other rents, revenues and earnings arising out of or in connection with the Issuer’s interest in the Project.

The rental payments for the Lessee’s use of the Project will be sufficient to pay when due the principal of and the interest on the Bonds. It is provided in the Indenture that the Issuer may hereafter issue Additional Bonds from time to time under certain terms and conditions, and, if issued, such additional bonds will rank pari passu with this Bond as to the lien on the revenues to be derived by the Issuer in connection with the Project. Reference to the Indenture is hereby made for a description of the aforesaid Bond Fund, the nature and extent of the security, rights, duties and obligations of the Issuer, the Lessee, the Paying Agent, the Bond Registrar, the Authenticating Agent, and the Trustee, the rights of the holders of the Bonds, the issuance of Additional Bonds, the terms and conditions under and upon the occurrence of which the Indenture and the Lease may be modified, and the terms and conditions under and upon the occurrence of which the lien of the Indenture may be defeased as to this Bond prior to the maturity or redemption date hereof, to all of the provisions of which the holder hereof, by the acceptance of this Bond, assents.

The Bonds are subject to redemption prior to their stated maturity in accordance with and subject to the terms and conditions set forth in the Indenture.

When Bonds are called for redemption as aforesaid, notice thereof identifying the Bonds to be redeemed shall be given by mailing a copy of the redemption notice by first class mail to the registered owner of each such Bond to be redeemed at the address shown on the registration books at least five (5) days but no more than sixty (60) days prior to the redemption date; provided, however, that failure to mail any such notice to any such registered owners shall not affect the validity of the proceedings for the redemption of Bonds. All Bonds called for redemption shall cease to bear interest on the specified redemption date provided sufficient monies for their redemption are on deposit at the designated place of payment at that time, and such Bonds shall no longer be secured by the lien of the Indenture and shall not be deemed to be outstanding under the provisions of the Indenture.

The transfer of this Bond is registerable by the registered holder hereof in person or by his attorney duly authorized in writing at the principal office of the Bond Registrar, but only in the manner, subject to the limitations, and upon payment of the charges provided in the Indenture, and upon surrender and cancellation of this Bond. Upon such registration of transfer a new Bond or Bonds of the same series and the same maturity for the same aggregate principal amount will be issued to the transferee in exchange therefor. The Issuer, the Trustee, the Bond Registrar and any Paying Agent may deem and treat the registered holder hereof as the absolute owner hereof (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal hereof and interest due hereon and for all other purposes, and neither the Issuer nor the Bond Registrar shall be affected by any notice to the contrary.

This Bond is issued with the intent that the laws of the State of Georgia shall govern its construction. Under the terms of the aforesaid Act creating the Issuer and the other laws of the State of Georgia, the interest on this Bond is exempt from present state income taxation within the State of Georgia.

In certain events, on the conditions, in the manner, and with the effect set forth in the Indenture, the principal of all of the Bonds may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of the Indenture, or of any supplements thereto, may be made to the extent and in the circumstances permitted by the Indenture.

TABLE OF INSTALLMENT BOND PAYMENTS

Upon receipt of any installment payment made pursuant to the Bond Purchase Agreement, the holder of this Bond (or the Trustee, if the Trustee is holding this Bond on behalf of the Bondholder) shall make the appropriate notation on the table below:

Date	Installment Amount Paid	Total Principal Payments	Signature of Bondholder or Trustee

TABLE OF PARTIAL REDEMPTIONS

Upon all partial redemptions the above Bond may be surrendered to the Trustee for the appropriate notation by it on the table below:

Date	Amount Redeemed	Remaining Unpaid Principal Amount	Signature of Bondholder or Trustee

[End of Form of 2002 Bond]

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